Putnam
Strategic
Income
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Putnam Strategic Income Fund participated in the favorable bond markets created by equity investors' flight to safety during the fund's fiscal year, though to a lesser degree than portfolios with greater exposure to U.S. Treasury and top-rated corporate bonds.

This is as it should be; the fund's more aggressive positioning within the fixed-income spectrum is designed to provide higher levels of current income over time than more conservative portfolios. The tradeoff, of course, is that in market environments such as we are now experiencing, the fund's net asset value will tend to fare less well than its conservative siblings, though your fund's management team remains steadfast in its commitment to the fund's secondary objective of capital preservation.

In the following report, Fund Manager James Prusko reviews performance and strategy during the period and offers his insights on prospects for the fund as it enters fiscal 2002.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
May 18, 2001

REPORT FROM FUND MANAGEMENT

James M. Prusko and
The Core Fixed
Income Team

The bond markets experienced enormous change during Putnam Strategic Income Fund's fiscal year ended March 31, 2001. Volatility in the stock market encouraged investors to turn to bonds, with U.S. Treasury securities reaping the benefit during most of the 12-month period. High-yield bonds, which make up a key portion of the fund's portfolio, struggled mightily in 2000, but staged a recovery during the first quarter of 2001 in response to short-term interest-rate cuts by the Federal Reserve Board. Emerging-markets debt securities performed quite well because of the improving credit health of government issuers.

Total return for 12 months ended 3/31/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   1.14%  -3.73%    0.38%  -4.24%    0.37%  -0.55%    0.89%   -2.40%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 5.

* FUND WEATHERED YEAR OF CHANGE

At the start of the fund's fiscal year, the U.S. economy was growing at a rapid pace. Some market participants, in fact, were fearful that economic growth was too strong and employment so tight that inflationary pressures might arise. To rein in that growth, the Fed in May 2000 raised short-term interest rates by a half percentage point, the last in a series of tightening moves initiated in mid-1999. From that point, sentiment shifted and the bull market in technology stocks came to an abrupt end. Market observers then began to weigh the implications of the tech crash and to focus on how to keep the economy from falling into recession. Bond yields started to reflect the expectation of a shift by the Fed to an easing policy marked by cuts in short-term interest rates.


[GRAPHIC OMITTED: horizontal bar chart SECTOR WEIGHTINGS]

SECTOR WEIGHTINGS*

Corporate
bonds                        45.0%

Foreign
government
bonds                        14.9%

U.S. government
and agency
obligations
and CMOs                     16.6%

Footnote reads:
*Based on net assets as of 3/31/01. Holdings will vary over time.


That shift came to pass within the first days of 2001, when the Fed unexpectedly cut the federal funds target rate, and followed up with two more cuts, at the end of January and in March. All told, the Fed reduced the Fed funds target rate from 6.50% at the beginning of 2001 to 5% at the end of March. A fourth cut followed a few weeks after the close of the fiscal year.

* THE FALL AND RISE OF HIGH-YIELD BONDS

Given the background of dramatically falling interest rates, plummeting stock prices, uncertainty over the health of the economy and corporate earnings, and expectations of Fed rate cuts, Treasury securities posted the strongest performance in the bond market. For their part, high-yield bonds flailed through the last nine months of 2000, at the hands of rising defaults and concerns that the companies issuing high-yield debt were over-leveraged and short of capital to fund their ambitious business plans. Where bad news had already been priced into the high-yield market, by the end of 2000, yields reflected a feeling that the situation would get even worse.

However, in the first quarter of 2001, and especially in January, Fed rate cuts bolstered the non-Treasury sectors of the bond market, particularly reinvigorating the high-yield market. Once the Fed eased, market yields indicated that investors still felt unsure about the future, but in our opinion, a bottom was in sight and we saw signs that the high-yield market might stabilize.

Your fund's portfolio includes high-yield bonds, U.S. government securities, and bonds of international issuers. During the course of your fund's fiscal year, we strategically adjusted their weightings to meet the shifting environment. Early in the period and through the second half of 2000, we underweighted the fund's high-yield allocation out of our concerns about the deteriorating economic climate. This move coincided with increases in the U.S. government and international allocations of the fund, both of which proved positive. As we started to make the turn into 2001, however, we added to the fund's high-yield positions and continued to do so until the fund was overweighted in that sector. We believed that after three sub-par years and with a more stable backdrop, high-yield bonds were poised for a strong run. With high-yield bonds posting solid year-to-date performance, this strategy proved quite effective.


"The bond markets experienced enormous change during your fund's fiscal year, and our strategy evolved to meet the shifting environment."

-- James M. Prusko, portfolio manager


* STRENGTHENING CREDIT HELPED EMERGING MARKETS

Our approach with your fund's international investments has been to split them fairly evenly between bonds from developed countries and bonds from emerging-market countries. During the course of the year, we took advantage of momentary volatility in the emerging markets to trade tactically in and out of that sector. Overall, emerging-market bonds performed well. An extended period of vibrant economic growth helped increase tax revenues and, in turn, improve government issuers' balance sheets and credit ratings -- at a time when bond investors were turned off by deteriorating credit quality in the corporate sector.

Mexico and South Korea led the way, both performing exceptionally well as they achieved investment-grade status. The fund's investments in Mexican bonds were among the top performers during the period. With some exposure to overseas investments, the fund's performance can be influenced by the relative performance of the currencies in which it invests. During the fiscal year, the fund's foreign-currency holdings had a significant negative impact on performance as the dollar continued to strengthen.

* MORE STABLE ENVIRONMENT FORECAST

For the remainder of 2001, we are looking for the environment to stabilize, with growth not altogether strong but also not much weaker. We believe that the bond market's focus will turn from Treasuries to other sectors as the Fed finishes cutting rates at some point in the middle of the year. We expect the other sectors will start to outperform, perhaps including high-yield bonds, which at the end of March were negatively affected by fears that the corporate backdrop could worsen. If those fears dissipate, we could see strong performance by that sector in the second half of the year.


[GRAPHIC OMITTED: TOP THREE HOLDINGS PER SECTOR]

TOP THREE HOLDINGS PER SECTOR

CORPORATE BONDS

Echostar Broadband Corp.
sr. notes 10 3/8s, 2007

Voicestream Wireless Corp.
sr. notes 10 3/8s, 2009

U.S. Can Corp.
bank term loan Ser. B, 10.3s, 2008

FOREIGN BONDS

Germany (Federal Republic of) bonds
Ser. 97, 6s, 2007

Germany (Federal Republic of)
bonds Ser. 132, 4 1/8s, 2004

United Kingdom
144A Treasury bonds Ser. 85, 9 3/4s, 2002

U.S. GOVERNMENT AGENCY

Federal National Mortgage Association
Pass-Through Certificates 8s, with due dates from April 1, 2027 to March 1, 2031

Federal National Mortgage Association
Pass-Through Certificates 6s, with due dates from February 1, 2031 to April 1, 2031

U.S. Treasury Notes 5 34s,
August 15, 2010

Footnote reads:
These holdings represent 13.6% of the fund's net assets as of 3/31/01. Portfolio holdings will vary over time.

On the emerging-market front, the fund is currently underweight because of our concerns about Argentina, the largest issuer of emerging-market debt. If that situation unravels, the rest of the sector could be negatively influenced, so the fund remained defensive at the close of the period. However, once the situation is resolved, the sector's theme of improving sovereign credits should resume, and we would envision a move back to a neutral or overweight position.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/01, there is no guarantee the fund will continue to hold these securities in the future. Investments in non-U.S. securities may be subject to certain risks, such as currency fluctuations, economic instability, and political developments.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Strategic Income Fund is designed for investors seeking high current income consistent with capital preservation through U.S. government, high-yield, and international fixed-income securities.




TOTAL RETURN FOR PERIODS ENDED 3/31/01

                      Class A           Class B          Class C         Class M
(inception dates)    (2/26/96)         (2/26/96)        (2/1/99)        (2/26/96)
                    NAV     POP       NAV     CDSC     NAV    CDSC     NAV      POP
--------------------------------------------------------------------------------------
1 year             1.14%   -3.73%    0.38%   -4.24%   0.37%  -0.55%   0.89%    -2.40%
--------------------------------------------------------------------------------------
5 years           19.86    14.13    15.57    14.00   15.62   15.62   18.38     14.55
Annual average     3.69     2.68     2.94     2.65    2.94    2.94    3.43      2.75
--------------------------------------------------------------------------------------
Life of fund      18.70    13.12    14.37    13.60   14.53   14.53   17.21     13.34
Annual average     3.43     2.45     2.67     2.54    2.70    2.70    3.17      2.49
--------------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/01

                                Salomon Bros.
                  Lehman Bros.     Non-U.S.         CSFB           Consumer
                   Aggregate     World Govt.     High Yield         price
                  Bond Index     Bond Index        Index            index
-----------------------------------------------------------------------------
1 year              12.53%        -6.32%           0.76%            2.92%
-----------------------------------------------------------------------------
5 years             43.43          4.94           28.05            13.23
Annual average       7.48          0.97            5.07             2.52
-----------------------------------------------------------------------------
Life of fund        41.82          4.44           27.71            13.67
Annual average       7.10          0.86            4.93             2.55
-----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. The fund's performance reflects a voluntary expense limitation currently or previously in effect. Had it not been in effect, the fund's total return would have been lower.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 2/26/96

                                  Lehman Brothers
               Fund's class A     Aggregate Bond        Consumer price
Date           shares at POP           Index                index

2/26/96           9,525               10,000               10,000
3/31/96           9,448                9,930               10,039
3/31/97          10,120               10,418               10,316
3/31/98          11,441               11,667               10,458
3/31/99          11,086               12,424               10,645
3/31/00          10,980               12,657               11,044
3/31/01         $11,312              $14,182              $11,367

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $11,437 ($11,360 with a contingent deferred sales charge); a $10,000 investment in the fund's class C shares would have been valued at $11,453 and no contingent deferred sales charge would apply; a $10,000 investment in the fund's class M shares would have been valued at $11,721 ($11,334 at public offering price). See first page of performance section for performance calculation method.





PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 3/31/01

                                Class A       Class B       Class C       Class M
--------------------------------------------------------------------------------------
Distributions (number)            12            12            12            12
--------------------------------------------------------------------------------------
Income                        $0.450381     $0.412565     $0.412442     $0.437769
--------------------------------------------------------------------------------------
Return of capital 1            0.162186      0.148568      0.148524      0.157644
--------------------------------------------------------------------------------------
Capital gains                     --            --            --            --
--------------------------------------------------------------------------------------
  Total                       $0.612567     $0.561133     $0.560966     $0.595413
--------------------------------------------------------------------------------------
Share value:                 NAV     POP       NAV           NAV       NAV     POP
--------------------------------------------------------------------------------------
3/31/00                     $7.12   $7.48     $7.13         $7.14     $7.12   $7.36
--------------------------------------------------------------------------------------
3/31/01                      6.58    6.91      6.59          6.60      6.58    6.80
--------------------------------------------------------------------------------------
Current return (end of period)
--------------------------------------------------------------------------------------
Current dividend rate 2      9.03%   8.60%     8.23%         8.22%     8.77%   8.49%
--------------------------------------------------------------------------------------
Current 30-day SEC yield 3   8.48    8.07      7.69          7.72      8.28    8.01
--------------------------------------------------------------------------------------

1 See page 55.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Based on investment income, calculated using SEC guidelines.



TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

COMPARATIVE BENCHMARKS

Lehman Brothers Aggregate Bond Index* is an unmanaged list consisting of securities from Lehman Brothers' Government/Corporate Bond Index,
Mortgage-Backed Securities Index, and Asset-Backed Securities Index.

Salomon Brothers Non-U.S. World Government Bond Index* is a market capitalization-weighted benchmark that tracks the performance of the government bond markets tracked by the Salomon Brothers World Government Bond Index, excluding the United States.

Credit Suisse First Boston (CSFB) High Yield Index* is an unmanaged list of lower-rated, higher-yielding U.S. corporate bonds.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



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New features will be added to the site regularly. So be sure to bookmark us at
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A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Strategic Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam Strategic Income Fund, including the fund's portfolio, as of March 31, 2001, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 2000 and financial highlights for each of the years or periods in the four-year period ended March 31, 2000 were audited by other auditors whose report dated May 10, 2000, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Strategic Income Fund as of March 31, 2001, the results of its operations, changes in its net assets and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

                                             KPMG  LLP
Boston, Massachusetts
May 8, 2001



THE FUND'S PORTFOLIO
March 31, 2001

CORPORATE BONDS AND NOTES (45.0%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Advertising and Marketing Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
$            40,000 Adams Outdoor Advertising sr. notes 10 3/4s, 2006                                 $      41,200
            210,000 AOA Holdings LLC sr. notes 10 3/8s, 2006                                                199,500
            181,866 Interact Operating Co. 144A notes 14s, 2003                                               3,637
             70,000 Lamar Media Corp. company guaranty 9 5/8s, 2006                                          73,150
            290,000 Lamar Media Corp. company guaranty 8 5/8s, 2007                                         295,800
                                                                                                      -------------
                                                                                                            613,287

Aerospace and Defense (0.8%)
-------------------------------------------------------------------------------------------------------------------
            315,000 Argo-Tech Corp. 144A company guaranty 8 5/8s, 2007                                      281,925
            290,000 BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                          297,975
            190,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008                                      183,350
            110,000 Decrane Aircraft Holdings Co. company guaranty Ser. B,
                    12s, 2008                                                                               104,775
            160,000 L-3 Communications Corp. company guaranty Ser. B, 8s, 2008                              157,600
            110,000 L-3 Communications Corp. sr. sub. notes 8 1/2s, 2008                                    110,550
             55,000 L-3 Communications Corp. sr. sub. notes Ser. B, 10 3/8s, 2007                            56,375
            130,000 Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                             130,650
            200,000 Sequa Corp. sr. notes 9s, 2009                                                          201,500
             20,000 Sequa Corp. 144A sr. notes 8 7/8s, 2008                                                  20,150
                                                                                                      -------------
                                                                                                          1,544,850

Agriculture (0.3%)
-------------------------------------------------------------------------------------------------------------------
            603,389 Premium Standard Farms, Inc. sr. sec. notes 11s, 2003 (PIK)                             573,220

Airlines (0.6%)
-------------------------------------------------------------------------------------------------------------------
            120,000 Air Canada Corp. 144A 10 1/4s, 2011 (Canada)                                            116,400
            480,000 Airbus Industries 144A notes Ser. D, 12.266s, 2020                                      516,585
            250,000 Calair LLC 144A company guaranty 8 1/8s, 2008                                           240,625
             70,000 Northwest Airlines, Inc. company guaranty 8.52s, 2004                                    70,093
            140,000 Northwest Airlines, Inc. company guaranty 7 5/8s, 2005                                  137,236
            160,000 US Air, Inc. pass-through certificates Ser. 93A3, 10 3/8s, 2013                         158,400
                                                                                                      -------------
                                                                                                          1,239,339

Automotive (1.0%)
-------------------------------------------------------------------------------------------------------------------
            239,000 Aftermarket Technology Corp. sr. sub. notes 12s, 2004                                   224,660
             15,000 Aftermarket Technology Corp. sr. sub. notes Ser. D, 12s, 2004                            14,100
             50,000 Collins & Aikman Products, Inc. company guaranty 11 1/2s, 2006                           41,250
            200,000 Dana Corp. notes 6 1/4s, 2004                                                           179,458
            240,000 Dura Operating Corp. company guaranty Ser. B, 9s, 2009                                  208,800
             40,000 Exide Corp. sr. notes 10s, 2005                                                          30,400
             40,000 Federal Mogul Corp. notes 7 7/8s, 2010                                                    5,200
            530,000 Federal Mogul Corp. notes 7 3/4s, 2006                                                   74,200
            110,000 Hayes Wheels International, Inc. company guaranty 11s, 2006                              91,300
            250,000 Hayes Wheels International, Inc. company guaranty Ser. B,
                    9 1/8s, 2007                                                                            180,000
            150,000 Hayes Wheels International, Inc. 144A sr. sub. notes
                    9 1/8s, 2007                                                                            106,500
             70,000 Lear Corp. company guaranty Ser. B, 8.11s, 2009                                          69,938
            120,000 Lear Corp. company guaranty Ser. B, 7.96s, 2005                                         121,435
            295,000 Lear Corp. sub. notes 9 1/2s, 2006                                                      303,349
            515,000 Oxford Automotive, Inc. company guaranty Ser. D,
                    10 1/8s, 2007                                                                           314,150
            100,000 Tenneco, Inc. company guaranty 11 5/8s, 2009 (Malaysia)                                  35,500
                                                                                                      -------------
                                                                                                          2,000,240

Banking (0.7%)
-------------------------------------------------------------------------------------------------------------------
            150,000 Colonial Capital II 144A company guaranty 8.92s, 2027                                   139,993
             60,000 CSBI Capital Trust I 144A company guaranty 11.75s, 2007                                  68,700
            320,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                  314,157
            210,000 Hanvit Bank 144A sub. notes 11 3/4s, 2010 (South Korea)                                 207,900
            160,000 Local Financial Corp. sr. notes 11s, 2004                                               160,000
             40,000 Riggs Capital Trust 144A bonds 8 5/8s, 2026                                              26,926
            450,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                         477,000
                                                                                                      -------------
                                                                                                          1,394,676

Beverage (0.1%)
-------------------------------------------------------------------------------------------------------------------
             40,000 Constellation Brands, Inc. company guaranty 8 1/2s, 2009                                 40,400
            160,000 Constellation Brands, Inc. 144A sr. notes 8s, 2008                                      163,600
                                                                                                      -------------
                                                                                                            204,000

Broadcasting (3.2%)
-------------------------------------------------------------------------------------------------------------------
            290,000 Acme Television company guaranty Ser. B, 10 7/8s, 2004                                  269,700
            110,000 Allbritton Communications Co. sr. sub. notes Ser. B,
                    8 7/8s, 2008                                                                            109,450
            105,200 AMFM Operating, Inc. deb. 12 5/8s, 2006 (PIK)                                           116,246
              2,861 Australis Media, Ltd. sr. disc. notes 15 3/4s, 2003
                    (Australia) (In default) (NON) (PIK)                                                          1
            240,000 Benedek Communications Corp. sr. disc. notes stepped-
                    coupon zero % (13 1/4s, 5/15/01), 2006 (STP)                                            160,800
             85,000 British Sky Broadcasting PLC company guaranty 8.2s,
                    2009 (United Kingdom)                                                                    85,628
            120,000 British Sky Broadcasting PLC company guaranty 6 7/8s,
                    2009 (United Kingdom)                                                                   111,721
             55,000 Central European Media Enterprises, Ltd. sr. notes 9 3/8s,
                    2004 (Bermuda)                                                                           19,250
            230,000 Chancellor Media Corp. company guaranty 8s, 2008                                        238,338
             20,000 Citadel Broadcasting, Inc. company guaranty 9 1/4s, 2008                                 21,400
             40,000 Citadel Broadcasting, Inc. sr. sub. notes 10 1/4s, 2007                                  42,800
          1,235,000 Echostar Broadband Corp. sr. notes 10 3/8s, 2007                                      1,259,700
            130,000 Emmis Escrow Corp. 144A sr. disc. notes stepped coupon
                    zero % (12 1/2s, 3/15/06), 2011 (STP)                                                    71,825
            120,000 Fox Family Worldwide, Inc. sr. disc. notes stepped-coupon
                    zero % (10 1/4s, 11/1/02), 2007 (STP)                                                   103,200
            270,000 Fox Family Worldwide, Inc. sr. notes 9 1/4s, 2007                                       270,000
             80,000 Fox/Liberty Networks LLC sr. notes 8 7/8s, 2007                                          82,200
            160,000 Golden Sky Systems company guaranty Ser. B, 12 3/8s, 2006                               162,400
            250,000 Granite Broadcasting Corp. sr. sub. notes 9 3/8s, 2005                                  175,000
            270,000 LIN Holdings Corp. sr. disc. notes stepped-coupon zero %
                    (10s, 3/1/03), 2008 (STP)                                                               194,400
            210,000 LIN Television Corp. company guaranty 8 3/8s, 2008                                      189,000
            160,000 News America, Inc. sr. notes 6 5/8s, 2008                                               154,845
            210,000 Paxson Communications Corp. 144A sr. sub. notes
                    11 5/8s, 2002                                                                           214,725
            590,000 Pegasus Communications Corp. sr. notes Ser. B,
                    9 3/4s, 2006                                                                            569,350
            130,000 Pegasus Media & Communications notes Ser. B,
                    12 1/2s, 2005                                                                           132,600
            424,000 PHI Holdings, Inc. sr. sub. notes zero %, 2001                                          419,124
            125,000 Radio One, Inc. company guaranty Ser. B, 12s, 2004                                      131,250
             60,000 Sinclair Broadcast Group, Inc. company guaranty 9s, 2007                                 55,200
             80,000 Sinclair Broadcast Group, Inc. sr. sub notes 10s, 2005                                   76,400
            120,000 Sinclair Broadcast Group, Inc. sr. sub. notes 8 3/4s, 2007                              108,600
            390,000 TV Azteca S.A. de C.V. sr. notes 10 1/2s, 2007 (Mexico)                                 384,150
            150,000 XM Satellite Radio Holdings, Inc. sec. notes 14s, 2010                                   82,500
            330,000 Young Broadcasting Inc. 144A sr. sub notes 10s, 2011                                    318,450
                                                                                                      -------------
                                                                                                          6,330,253

Building Materials (0.4%)
-------------------------------------------------------------------------------------------------------------------
            380,000 American Standard, Inc. company guaranty 7 5/8s, 2010                                   376,200
             20,000 American Standard, Inc. company guaranty 7 1/8s, 2003                                    20,000
             80,000 Atrium Companies, Inc. company guaranty Ser. B,
                    10 1/2s, 2009                                                                            66,000
            100,000 Building Materials Corp. of America company guaranty
                    8s, 2008                                                                                 53,000
            250,000 Dayton Superior Corp. company guaranty 13s, 2009                                        251,250
            110,000 Nortek, Inc. sr. notes Ser. B, 8 7/8s, 2008                                             106,150
                                                                                                      -------------
                                                                                                            872,600

Cable Television (3.4%)
-------------------------------------------------------------------------------------------------------------------
            180,000 Adelphia Communications Corp. sr. notes 10 7/8s, 2010                                   189,900
             40,000 Adelphia Communications Corp. sr. notes 7 7/8s, 2009                                     37,000
            590,000 Adelphia Communications Corp. sr. notes Ser. B, 9 7/8s, 2007                            591,475
             30,000 Adelphia Communications Corp. sr. notes Ser. B, 8 3/8s, 2008                             28,500
            100,000 Century Communications sr. notes 8 3/8s, 2007                                            93,000
            760,000 Charter Communications Holdings, LLC sr. disc. notes
                    stepped-coupon, zero % (13 1/2s, 1/15/06), 2011 (STP)                                   478,800
            720,000 Charter Communications Holdings, LLC sr. notes
                    8 5/8s, 2009                                                                            693,000
             80,000 Charter Communications Holdings, LLC sr. notes
                    8 1/4s, 2007                                                                             76,600
            160,000 Charter Communications Holdings, LLC sr. notes
                    11 1/8s, 2011                                                                           171,600
             40,000 Comcast UK Cable, Ltd. deb. 10 3/4s, 2007 (Bermuda)                                      36,000
            500,000 CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2013                                           535,000
            463,000 Diva Systems Corp. sr. disc. notes stepped-coupon Ser. B,
                    zero % (12 5/8s, 3/1/03), 2008 (STP)                                                    115,750
            180,000 Insight Communications Company, Inc. 144A sr. disc.
                    notes zero %, 2011                                                                       98,550
            340,000 Insight Midwest LP/Insight Capital, Inc. 144A sr. notes
                    10 1/2s, 2010                                                                           362,950
            370,000 International Cabletel, Inc. sr. disc. notes 11 1/2s, 2006                              327,450
             20,000 Knology Holdings, Inc. sr. disc. notes stepped-coupon
                    zero % (11 7/8s, 10/15/02), 2007 (STP)                                                    5,000
            290,000 Mediacom LLC/Mediacom Capital Corp. 144A sr. notes
                    9 1/2s, 2013                                                                            284,200
            440,000 NTL Communications Corp. sr. notes Ser. B, 11 7/8s, 2010                                404,800
            630,000 NTL Communications Corp. sr. notes Ser. B, 11 1/2s, 2008                                560,700
            310,000 NTL, Inc. sr. notes Ser. A, 12 3/4s, 2005                                               297,600
            110,000 ONO Finance PLC sr. notes 13s, 2009 (United Kingdom)                                     84,700
             30,000 RCN Corp. sr. disc. notes stepped-coupon zero %
                    (11 1/8s, 10/15/02), 2007 (STP)                                                           8,400
            170,000 RCN Corp. sr. disc. notes stepped-coupon Ser. B, zero %
                    (9.8s, 2/15/03), 2008 (STP)                                                              42,500
            120,000 RCN Corp. sr. notes 10 1/8s, 2010                                                        48,000
             60,000 Rogers Cablesystems, Ltd. deb. 10 1/8s, 2012 (Canada)                                    64,200
             30,000 Rogers Cablesystems, Ltd. notes 11s, 2015 (Canada)                                       33,600
            150,000 Supercanal Holdings S.A. 144A sr. notes 11 1/2s, 2005
                    (Argentina) (In default) (NON)                                                           34,500
            330,000 TeleWest Communications PLC deb. 11s, 2007
                    (United Kingdom)                                                                        322,575
            200,000 TeleWest Communications PLC sr. notes 9 7/8s, 2010
                    (United Kingdom)                                                                        188,000
          1,000,000 United Pan-Europe N.V. sr. disc. notes stepped-coupon
                    zero % (13 3/4s, 2/1/05), 2010 (Netherlands) (STP)                                      340,000
             70,000 United Pan-Europe N.V. sr. disc. notes stepped-coupon
                    zero % (13 3/8s, 8/1/04), 2009 (Netherlands) (STP)                                       21,000
            510,000 United Pan-Europe N.V. sr. disc. notes Ser. B 12 1/2s,
                    2009 (Netherlands)                                                                      178,500
                                                                                                      -------------
                                                                                                          6,753,850

Chemicals (1.6%)
-------------------------------------------------------------------------------------------------------------------
            400,000 ARCO Chemical Co. deb. 9.8s, 2020                                                       384,000
            220,000 Geo Specialty Chemicals, Inc. sr. sub. notes 10 1/8s, 2008                              195,800
             60,000 Georgia Gulf Corp. company guaranty 10 3/8s, 2007                                        62,400
             20,000 Hercules, Inc. 144A company guaranty 11 1/8s, 2007                                       20,200
            680,000 Huntsman ICI Chemicals, Inc. company guaranty
                    10 1/8s, 2009                                                                           700,400
            190,000 ISP Holdings, Inc. sr. notes Ser. B, 9 3/4s, 2002                                       178,600
             40,000 ISP Holdings, Inc. sr. notes Ser. B, 9s, 2003                                            37,200
            190,000 Lyondell Petrochemical Co. notes Ser. A, 9 5/8s, 2007                                   195,225
            300,000 Lyondell Petrochemical Co. sec. notes Ser. B, 9 7/8s, 2007                              307,500
            250,000 PCI Chemicals & Pharmaceuticals company guaranty
                    9 1/4s, 2007 (India) (In default) (NON)                                                  96,250
            446,000 Pioneer Americas Acquisition 144A sr. notes 9 1/4s,
                    2007 (In default) (NON)                                                                 120,420
            120,000 PMD Group, Inc. 144A sr. sub notes 11s, 2011                                            124,800
            210,000 Polymer Group, Inc. company guaranty Ser. B, 9s, 2007                                   109,200
            150,000 Polymer Group, Inc. company guaranty Ser. B, 8 3/4s, 2008                                69,000
            159,617 Polytama International notes 11 1/4s, 2007 (Indonesia)                                    7,981
            250,000 Royster-Clark, Inc. 1st mtge. 10 1/4s, 2009                                             200,000
            120,000 Scotts Co. (The) company guaranty 8 5/8s, 2009                                          121,200
            170,000 Sterling Chemicals Holdings sr. disc. notes stepped-coupon
                    zero % (13 1/2s, 8/15/01), 2008 (STP)                                                    20,400
            170,000 Sterling Chemicals, Inc. company guaranty Ser. B,
                    12 3/8s, 2006                                                                           159,800
             10,000 Sterling Chemicals, Inc. sr. sub. notes Ser. A, 11 1/4s, 2007                             4,500
             50,000 Texas Petrochemical Corp. sr. sub. notes Ser. B, 11 1/8s, 2006                           41,250
                                                                                                      -------------
                                                                                                          3,156,126

Commercial and Consumer Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
            390,000 Coinmach Corp. sr. notes Ser. D, 11 3/4s, 2005                                          395,860

Communications Equipment (--%)
-------------------------------------------------------------------------------------------------------------------
             90,000 Telex Communications, Inc. 144A company guaranty
                    10 1/2s, 2007                                                                            40,500

Components (0.1%)
-------------------------------------------------------------------------------------------------------------------
            100,000 Seagate Technology, Inc. 144A company guaranty
                    12 1/2s, 2007 (Cayman Islands)                                                           99,750

Construction (0.2%)
-------------------------------------------------------------------------------------------------------------------
            370,000 Better Minerals & Aggregates Co. company guaranty
                    13s, 2009                                                                               310,800

Consumer (0.5%)
-------------------------------------------------------------------------------------------------------------------
            160,000 Derby Cycle Corp. (The) sr. notes 10s, 2008                                              44,400
            150,000 Derby Cycle Corp. (The) sr. notes 9 3/8s, 2008                                           16,944
            240,000 Home Interiors & Gifts, Inc. company guaranty
                    10 1/8s, 2008                                                                            97,200
            340,000 Jostens, Inc. sr. sub notes 12 3/4s, 2010                                               354,450
            500,000 Samsonite Corp. sr. sub. notes 10 3/4s, 2008                                            405,000
             70,000 Sealy Mattress Co. sr. sub. notes Ser. B, 9 7/8s, 2007                                   71,750
                                                                                                      -------------
                                                                                                            989,744

Consumer Finance (0.4%)
-------------------------------------------------------------------------------------------------------------------
            190,000 Aames Financial Corp. sr. notes 9 1/8s, 2003                                            108,300
             90,000 Conseco Finance Trust III, Inc. bonds 8.796s, 2027                                       51,750
            170,000 Conseco Financial Corp. sr. sub. notes 10 1/4s, 2002                                    158,100
            155,000 Contifinancial Corp. sr. notes 8 3/8s, 2003 (In default) (NON)                           26,350
            320,000 Contifinancial Corp. sr. notes 8 1/8s, 2008 (In default) (NON)                           54,400
            310,000 Contifinancial Corp. sr. notes 7 1/2s, 2002 (In default) (NON)                           52,700
            320,000 Delta Financial Corp. company guaranty 9 1/2s, 2004                                     115,200
             85,000 Nationwide Credit, Inc. sr. notes Ser. A, 10 1/4s, 2008                                  29,750
            140,000 Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006                            112,000
             10,000 Xerox Credit Corp. sr. notes 6.1s, 2003                                                   7,600
                                                                                                      -------------
                                                                                                            716,150

Consumer Goods (0.7%)
-------------------------------------------------------------------------------------------------------------------
            350,000 Albecca, Inc. company guaranty 10 3/4s, 2008                                            345,625
            350,000 Doane Pet Care Corp. sr. sub. deb. 9 3/4s, 2007                                         280,000
            170,000 Elizabeth Arden, Inc. 144A notes 11 3/4s, 2011                                          178,500
             60,000 French Fragrances, Inc. company guaranty Ser. D,
                    10 3/8s, 2007                                                                            59,550
            210,000 Leiner Health Products sr. sub. notes 9 5/8s, 2007                                       16,800
            205,000 NBTY, Inc. 144A sr. sub. notes 8 5/8s, 2007                                             172,200
            110,000 Playtex Products, Inc. sr. sub notes 9s, 2003                                           109,725
             50,000 Playtex Products, Inc. 144A company guaranty Ser. B,
                    8 7/8s, 2004                                                                             50,625
            250,000 Revlon Consumer Products sr. sub. notes 8 5/8s, 2008                                    125,000
                                                                                                      -------------
                                                                                                          1,338,025

Consumer Staples (--%)
-------------------------------------------------------------------------------------------------------------------
            140,000 Doskocil Manufacturing Co sr. sub. notes 10 1/8s, 2007
                    (In default) (NON)                                                                       35,000

Containers (1.1%)
-------------------------------------------------------------------------------------------------------------------
            280,000 AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                        268,800
            410,000 Consumers International 144A sr. notes 10 1/4s,
                    2005 (In default) (NON)                                                                 139,400
            100,000 Huntsman Packaging Corp. company guaranty 13s, 2010                                      55,000
            270,000 Owens-Illinois, Inc. sr. notes 7.15s, 2005                                              216,000
            360,000 Tekni-Plex, Inc. company guaranty Ser. B, 12 3/4s, 2010                                 327,600
            998,611 U.S. Can Corp. bank term loan Ser. B, FRN 8.31s, 2008
                    (acquired 10/2/00, cost $998,611) (RES)                                               1,001,108
             90,000 U.S. Can Corp. 144A sr. sub. notes 12 3/8s, 2010                                         93,600
                                                                                                      -------------
                                                                                                          2,101,508

Electric Utilities (0.9%)
-------------------------------------------------------------------------------------------------------------------
             73,000 AES China Generating Co. sr. notes 10 1/8s, 2006 (China)                                 54,385
            300,000 AES Corp. sr. notes 9 3/8s, 2010                                                        315,345
            450,000 AES Corp. sr. notes 8 7/8s, 2011                                                        457,340
             50,000 CMS Energy Corp. sr. notes 7 1/2s, 2009                                                  47,260
            590,000 CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                         569,350
            129,319 Luannan Energy Co. sec. notes 12 1/2s, 2002
                    (Cayman Islands) (FWC/WIS)                                                               64,660
            209,605 Northeast Utilities System notes Ser. A, 8.58s, 2006                                    217,323
             44,000 Northeast Utilities System notes Ser. B, 8.38s, 2005                                     45,694
                                                                                                      -------------
                                                                                                          1,771,357

Energy (0.7%)
-------------------------------------------------------------------------------------------------------------------
             50,000 Compagnie Generale de Geophysique SA 144A sr. notes
                    10 5/8s, 2007 (France)                                                                   53,125
            120,000 Grant Prideco, Inc. 144A sr. notes 9 5/8s, 2007                                         124,200
             50,000 Key Energy Services, Inc. 144A sr. notes 8 3/8s, 2008                                    51,449
            260,000 Parker Drilling Corp. company guaranty Ser. D, 9 3/4s, 2006                             266,500
            180,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                   189,000
            550,000 RBF Finance Co. company guaranty 11 3/8s, 2009                                          665,500
                                                                                                      -------------
                                                                                                          1,349,774

Entertainment (0.8%)
-------------------------------------------------------------------------------------------------------------------
             30,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                      24,000
            310,000 Cinemark USA, Inc. sr. sub. notes 8 1/2s, 2008 (Mexico)                                 232,500
            500,000 Premier Parks, Inc. sr. notes 9 1/4s, 2006                                              505,000
             96,891 Regal Cinemas, Inc. bank term loan FRN 9s, 2006
                    (acquired 3/14/01, cost $86,839) (RES)                                                   86,717
             65,688 Regal Cinemas, Inc. bank term loan Ser. B, FRN 9.25s, 2006
                    (acquired 3/14/01, cost $58,873) (RES)                                                   58,791
            258,987 Regal Cinemas, Inc. bank term loan Ser. C, FRN 9.5s, 2006
                    (acquired 3/26/01, cost $233,088) (RES)                                                 231,793
              1,000 Regal Cinemas, Inc. sr. sub. notes 9 1/2s, 2008 (In default) (NON)                          115
            240,000 Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005 (In default) (NON)                     18,600
            275,000 Six Flags, Inc. sr. notes 8 7/8s, 2006                                                  280,500
            110,000 Six Flags, Inc. 144A sr. notes 9 1/2s, 2009                                             112,750
            630,000 United Artists Theatre sr. sub. notes Ser. B, 9 3/4s,
                    2008 (In default) (NON)                                                                  25,200
                                                                                                      -------------
                                                                                                          1,575,966

Financial (1.7%)
-------------------------------------------------------------------------------------------------------------------
            260,000 Advanta Corp. med. term notes Ser. D, 6.92s, 2002                                       258,445
            425,000 Advanta Corp. 144A company guaranty Ser. B, 8.99s, 2026                                 276,250
            258,000 AMRESCO, Inc. sr. sub. notes Ser. 97-A, 10s, 2004                                       140,610
            110,000 Conseco Financing Trust II company guaranty 8.7s, 2026                                   63,250
            210,000 Finova Capital Corp. sr. notes 7 5/8s, 2009 (In default) (NON)                          177,975
          1,000,000 Liberty Mutual Insurance 144A notes 7.697s, 2097                                        757,550
            110,000 Ocwen Capital Trust I company guaranty 10 7/8s, 2027                                     86,900
            135,000 Ocwen Federal Bank sub. deb. 12s, 2005                                                  128,925
            105,000 Ocwen Financial Corp. notes 11 7/8s, 2003                                                99,750
            220,000 Resource America, Inc. 144A sr. notes 12s, 2004                                         207,900
          1,010,000 Sun Life Canada Capital Trust 144A 8.526s, 2049                                         956,399
            160,000 Superior Financial 144A sr. notes 8.65s, 2003                                           160,571
            110,000 Willis Corron Corp. 144A sr. sub notes 9s, 2009                                         107,800
                                                                                                      -------------
                                                                                                          3,422,325

Food (0.6%)
-------------------------------------------------------------------------------------------------------------------
            220,000 Archibald Candy Corp. company guaranty 10 1/4s, 2004                                    118,800
            110,000 Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                   90,750
            170,000 Aurora Foods, Inc. 144A sr. sub. notes Ser. D, 9 7/8s, 2007                             140,250
             40,000 Chiquita Brands International, Inc. sr. notes 10 1/4s, 2006
                    (In default) (NON)                                                                       18,800
             90,000 Eagle Family Foods company guaranty Ser. B, 8 3/4s, 2008                                 53,550
            160,000 Premier International Foods PLC sr. notes 12s, 2009
                    (United Kingdom)                                                                        150,400
            240,000 RAB Enterprises, Inc. company guaranty 10 1/2s, 2005                                    168,000
            250,000 Vlasic Foods Intl., Inc. sr. sub. notes Ser. B, 10 1/4s,
                    2009 (In default) (NON)                                                                  50,000
            340,000 Winn Dixie Stores, Inc. bank term loan FRN 7.81s,
                    2007 (acquired 3/27/01, cost $340,000) (RES)                                            341,700
                                                                                                      -------------
                                                                                                          1,132,250

Gaming & Lottery (2.3%)
-------------------------------------------------------------------------------------------------------------------
            160,000 Anchor Gaming company guaranty 9 7/8s, 2008                                             169,000
            180,000 Argosy Gaming Co. 144A sr. sub notes 10 3/4s, 2009                                      193,050
            170,000 Autotote Corp. company guaranty Ser. B, 12 1/2s, 2010                                   158,100
            356,024 Fitzgeralds Gaming Corp. company guaranty Ser. B,
                    12 1/4s, 2004 (In default) (NON)                                                        213,614
            120,000 Harrah's Entertainment, Inc. company guaranty 7 7/8s, 2005                              120,300
            100,000 Harrah's Entertainment, Inc. company guaranty 7 1/2s, 2009                               99,502
            220,000 Hollywood Casino Corp. company guaranty 11 1/4s, 2007                                   233,750
            150,000 Hollywood Park, Inc. company guaranty Ser. B, 9 1/4s, 2007                              148,500
             20,000 International Game Technology 144A sr. notes 8 3/8s, 2009                                20,450
             70,000 Isle of Capri Black Hawk LLC 144A 1st mtge. Ser. B,
                    13s, 2004                                                                                76,300
            230,000 Isle of Capri Casinos company guaranty 8 3/4s, 2009                                     208,150
            220,000 Mandalay Resort Group sr. sub notes Ser. B, 10 1/4s, 2007                               226,600
            400,000 MGM Mirage company guaranty 8 3/8s, 2011                                                401,500
             80,000 Mohegan Tribal Gaming, Auth. sr. notes 8 1/8s, 2006                                      81,200
            190,000 Mohegan Tribal Gaming, Auth. sr. sub. notes 8 3/4s, 2009                                194,038
            390,000 Park Place Entertainment Corp. sr. sub. notes 8 7/8s, 2008                              395,850
            120,000 Penn National Gaming, Inc. 144A sr. sub notes 11 1/8s, 2008                             120,000
             80,000 Station Casinos, Inc. sr. sub notes 9 7/8s, 2010                                         82,600
            170,000 Station Casinos, Inc. 144A sr. notes 8 3/8s, 2008                                       170,850
            610,000 Trump A.C. 1st mtge. 11 1/4s, 2006                                                      402,600
            320,000 Trump Castle Funding, Inc. sr. sub. notes 11 3/4s, 2003                                 256,000
            520,000 Trump Castle Funding, Inc. sub. notes 10 1/4s, 2003                                     526,500
            170,000 Venetian Casino, Inc. company guaranty 12 1/4s, 2004                                    175,950
                                                                                                      -------------
                                                                                                          4,674,404

Health Care (1.4%)
-------------------------------------------------------------------------------------------------------------------
            110,000 ALARIS Medical Systems, Inc. 144A company
                    guaranty 9 3/4s, 2006                                                                    61,600
             80,000 Bio-Rad Labs Corp. sr. sub. notes 11 5/8s, 2007                                          86,400
             70,000 HCA-The Healthcare Co. med. term notes 7.69s, 2025                                       63,000
            330,000 HCA-The Healthcare Co. med. term notes 6.63s, 2045                                      327,380
            270,000 HCA-The Healthcare Co. notes 8 3/4s, 2010                                               286,875
             70,000 HCA-The Healthcare Co. notes 8.36s, 2024                                                 67,725
            240,000 HCA-The Healthcare Co. notes 7s, 2007                                                   233,400
            140,000 Kinetic Concepts, Inc. company guaranty Ser. B, 9 5/8s, 2007                            133,000
            260,000 Magellan Health Services, Inc. sr. sub. notes 9s, 2008                                  243,425
            220,000 Mediq, Inc. company guaranty 11s, 2008 (In default) (NON)                                 2,200
            145,000 Mediq, Inc. deb. stepped-coupon zero % (13s, 6/1/03),
                    2009 (In default) (NON) (STP)                                                                15
            250,000 Omnicare, Inc. 144A sr. sub notes 8 1/8s, 2011                                          255,000
            240,000 Paracelsus Healthcare sr. sub. notes 10s, 2006 (In default) (NON)                        76,800
            170,000 Tenet Healthcare Corp. sr. notes 8s, 2005                                               174,250
             60,000 Tenet Healthcare Corp. sr. notes Ser. B, 9 1/4s, 2010                                    66,300
            100,000 Tenet Healthcare Corp. sr. notes Ser. B, 8 1/8s, 2008                                   103,125
            340,000 Tenet Healthcare Corp. sr. notes Ser. B, 7 5/8s, 2008                                   342,550
            230,000 Triad Hospitals Holdings company guaranty Ser. B, 11s, 2009                             253,000
                                                                                                      -------------
                                                                                                          2,776,045

Homebuilding (0.9%)
-------------------------------------------------------------------------------------------------------------------
             80,000 D.R. Horton, Inc. company guaranty 8s, 2009                                              78,200
             90,000 Del Webb Corp. sr. sub. deb. 10 1/4s, 2010                                               88,425
            100,000 Del Webb Corp. sr. sub. deb. 9 3/8s, 2009                                                95,000
             70,000 Del Webb Corp. sr. sub. debs 9 3/4s, 2008                                                68,250
             10,000 Del Webb Corp. sr. sub. debs 9s, 2006                                                     9,600
            160,000 K. Hovnanian Enterprises, Inc. company guaranty
                    10 1/2s, 2007                                                                           164,000
            260,000 KB Home sr. sub notes 9 1/2s, 2011                                                      257,400
            100,000 Lennar Corp. company guaranty Ser. B, 9.95s, 2010                                       107,250
            100,000 Lennar Corp. sr. notes 7 5/8s, 2009                                                      98,500
             20,000 M.D.C. Holdings, Inc. sr. notes 8 3/8s, 2008                                             19,875
            220,000 Ryland Group, Inc. sr. notes 9 3/4s, 2010                                               226,600
             40,000 Ryland Group, Inc. sr. sub. notes 8 1/4s, 2008                                           37,200
            180,000 Standard Pacific Corp. sr. notes 9 1/2s, 2010                                           181,800
            180,000 Toll Corp. company guaranty 8 1/8s, 2009                                                178,200
            200,000 Toll Corp. sr. sub notes 8 1/4s, 2011                                                   197,704
                                                                                                      -------------
                                                                                                          1,808,004

Industrial (0.6%)
-------------------------------------------------------------------------------------------------------------------
            160,000 BRL Universal Equipment 144A secd. notes 8 7/8s, 2008                                   164,800
          1,070,000 Mascotech, Inc. bank term loan FRN 8.875s, 2008
                    (acquired 11/28/01, cost $1,068,395) (RES)                                              995,100
                                                                                                      -------------
                                                                                                          1,159,900

Lodging/Tourism (0.8%)
-------------------------------------------------------------------------------------------------------------------
            180,000 Epic Resorts LLC company guaranty Ser. B, 13s, 2005                                      46,800
            150,000 Felcor Lodging company guaranty 9 1/2s, 2008                                            154,641
            380,000 HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                              361,950
            120,000 HMH Properties, Inc. sr. notes Ser. C, 8.45s, 2008                                      117,900
            230,000 Host Marriott L.P. 144A sr. notes 9 1/4s, 2007                                          236,900
            330,000 ITT Corp. notes 6 3/4s, 2005                                                            325,529
            250,000 Meristar Hospitality Corp. 144A sr. notes 9 1/8s, 2011                                  255,000
                                                                                                      -------------
                                                                                                          1,498,720

Machinery (--%)
-------------------------------------------------------------------------------------------------------------------
             60,000 Terex Corp. 144A sr. sub notes 10 3/8s, 2011                                             60,300

Manufacturing (0.7%)
-------------------------------------------------------------------------------------------------------------------
            620,000 Blount, Inc. 144A company guaranty 13s, 2009                                            372,000
             80,000 Continental Global Group sr. notes Ser. B, 11s, 2007                                     33,600
            100,000 Day International Group, Inc. company guaranty 9 1/2s, 2008                              87,000
            260,000 Flowserve Corp. company guaranty 12 1/4s, 2010                                          274,300
            150,000 Insilco Holding Co. sr. disc. notes stepped-coupon zero %
                    (14s, 8/15/03), 2008 (STP)                                                               87,750
            410,000 Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                  397,700
            210,000 Roller Bearing Co. company guaranty Ser. B, 9 5/8s, 2007                                191,100
                                                                                                      -------------
                                                                                                          1,443,450

Medical Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
             50,000 Healthsouth Corp. sr. sub. notes 10 3/4s, 2008                                           53,125
            250,000 Integrated Health Services, Inc. sr. sub. notes Ser. A,
                    9 1/4s, 2008 (In default) (NON)                                                           2,500
            480,000 Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B,
                    9 1/2s, 2007 (In default)(NON)                                                            4,555
             80,000 Mariner Post-Acute Network, Inc. sr. sub. notes stepped-
                    coupon Ser. B, zero % (10 1/2s, 11/1/02), 2007
                    (In default) (POR)                                                                          759
            630,000 Multicare Cos., Inc. sr. sub. notes 9s, 2007 (In default) (NON)                          25,200
             40,000 Service Corp. International debs. 7 7/8s, 2013                                           26,000
             20,000 Service Corp. International notes 7.7s, 2009                                             13,400
            210,000 Service Corp. International notes 6s, 2005                                              146,475
          1,125,000 Sun Healthcare Group, Inc. sr. sub. notes Ser. B, 9 1/2s,
                    2007 (In default) (NON)                                                                  11,250
             30,000 Sun Healthcare Group, Inc. 144A sr. sub. notes 9 3/8s,
                    2008 (In default) (NON)                                                                     600
                                                                                                      -------------
                                                                                                            283,864

Medical Technology (--%)
-------------------------------------------------------------------------------------------------------------------
            150,000 Hanger Orthopedic Group, Inc. sr. sub. notes 11 1/4s, 2009                               63,000

Metals (0.7%)
-------------------------------------------------------------------------------------------------------------------
            430,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                            397,750
             10,000 Kaiser Aluminum & Chemical Corp. sr. notes 9 7/8s, 2002                                   9,750
             20,000 Kaiser Aluminum & Chemical Corp. sr. notes Ser. B,
                    10 7/8s, 2006                                                                            18,600
            435,000 Kaiser Aluminum & Chemical Corp. sr. sub. notes
                    12 3/4s, 2003                                                                           374,100
            310,000 LTV Corp. (The) company guaranty 11 3/4s, 2009
                    (In default) (NON)                                                                       32,550
             60,000 LTV Corp. (The) 144A company guaranty 8.2s, 2007
                    (In default) (NON)                                                                        4,800
             50,000 Murrin Murrin Holdings Propert, Ltd sr. notes 9 3/8s, 2007                               39,500
            175,000 National Steel Corp. 1st mtge. Ser. D, 9 7/8s, 2009                                      64,750
             70,000 Oregon Steel Mills 1st mortgage 11s, 2003                                                61,600
             80,000 P & L Coal Holdings Corp. company guaranty Ser. B,
                    9 5/8s, 2008                                                                             84,200
            280,000 WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                                             243,600
             20,000 Weirton Steel Co. 144A sr. notes 10 3/4s, 2005                                            7,800
            310,000 Wheeling-Pittsburgh Steel Corp. sr. notes 9 1/4s,
                    2007 (In default) (NON)                                                                   8,525
                                                                                                      -------------
                                                                                                          1,347,525

Oil & Gas (1.7%)
-------------------------------------------------------------------------------------------------------------------
            350,000 Belco Oil & Gas Corp. company guaranty Ser. B,
                    10 1/2s, 2006                                                                           357,875
            100,000 Belco Oil & Gas Corp. sr. sub. notes Ser. B, 8 7/8s, 2007                                98,500
            470,000 Chesapeake Energy 144A sr. notes 8 1/8s, 2011                                           462,151
             40,000 Chesapeake Energy Corp. company guaranty Ser. B,
                    9 5/8s, 2005                                                                             43,200
             20,000 Giant Industries Corp. company guaranty 9s, 2007                                         18,300
             30,000 Gulf Canada Resources, Ltd. sr. sub. notes 9 5/8s,
                    2005 (Canada)                                                                            31,050
            220,000 HS Resources, Inc. company guaranty 9 1/4s, 2006                                        225,500
            150,000 Leviathan Gas Corp. company guaranty Ser. B, 10 3/8s, 2009                              159,375
             70,000 Nuevo Energy Co. sr. sub notes Ser. B, 9 3/8s, 2010                                      68,950
            240,000 Nuevo Energy Co. sr. sub. notes Ser. B, 9 1/2s, 2008                                    237,600
            430,000 Ocean Energy, Inc. company guaranty Ser. B, 8 3/8s, 2008                                454,815
            200,000 Pioneer Natural Resources Co. company guaranty
                    9 5/8s, 2010                                                                            218,500
             20,000 Port Arthur Finance Corp. company guaranty 12 1/2s, 2009                                 19,750
             20,000 Pride International, Inc. sr. notes 10s, 2009                                            21,800
            100,000 Seven Seas Petroleum sr. notes Ser. B, 12 1/2s, 2005                                     40,000
            145,000 Snyder Oil Corp. sr. sub. notes 8 3/4s, 2007                                            154,470
             70,000 Stone Energy Corp. company guaranty 8 3/4s, 2007                                         70,875
            220,000 Triton Energy, Ltd. sr. notes 8 7/8s, 2007 (Cayman Islands)                             227,700
            410,000 Vintage Petroleum sr. sub. notes 9 3/4s, 2009                                           446,900
                                                                                                      -------------
                                                                                                          3,357,311

Paper & Forest Products (1.7%)
-------------------------------------------------------------------------------------------------------------------
            190,000 Abitibi-Consolidated Inc. bonds 8.55s, 2010 (Canada)                                    202,352
            160,000 Abitibi-Consolidated Inc. deb. 8.85s, 2030 (Canada)                                     165,238
            330,000 APP China Group Ltd. 144A sr. disc. notes 14s, 2010
                    (Bermuda) (In default) (NON)                                                             41,250
            395,000 APP Finance II Mauritius, Ltd. bonds stepped-coupon 12s
                    (16s, 2/15/04), 2049 (Indonesia) (In default) (POR)                                       7,900
            300,000 Doman Industries, Ltd. 144A 8 3/4s, 2004                                                171,000
            380,000 Four M Corp. sr. notes Ser. B, 12s, 2006                                                372,400
            110,000 Gaylord Container Corp. sr. notes Ser. B, 9 3/8s, 2007                                   69,300
            130,000 Gaylord Container Corp. sr. sub. notes 9 7/8s, 2008                                      40,300
            495,000 Indah Kiat Financial Mauritius, Ltd. company guaranty 10s,
                    2007 (Indonesia) (In default) (NON)                                                      89,100
            290,000 Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                      313,200
            505,000 Pindo Deli Finance Mauritius, Ltd. 144A company guaranty
                    10 3/4s, 2007 (Indonesia) (In default) (NON)                                             80,800
            235,000 PT Pabrik Kertas Tjiwi Kimia company guaranty 10s, 2004
                    (Indonesia) (In default) (NON)                                                           37,600
            705,000 Riverwood International Corp. company guaranty
                    10 7/8s, 2008                                                                           683,850
            530,000 Stone Container Corp. 144A sr. notes 9 3/4s, 2011                                       539,275
            190,000 Stone Container Corp. 144A sr. notes 9 1/4s, 2008                                       191,900
            380,000 Tembec Industries, Inc. company guaranty 8 5/8s,
                    2009 (Canada)                                                                           388,550
                                                                                                      -------------
                                                                                                          3,394,015

Pharmaceuticals (0.3%)
-------------------------------------------------------------------------------------------------------------------
            185,000 ICN Pharmaceuticals, Inc. sr. notes Ser. B, 9 1/4s, 2005                                187,775
            210,000 ICN Pharmaceuticals, Inc. 144A sr. notes 8 3/4s, 2008                                   214,200
             20,000 ICN Pharmaceuticals, Inc. 144A sr. notes 8 3/4s, 2008                                    20,400
            100,000 PharMerica, Inc company guaranty 8 3/8s, 2008                                            97,500
                                                                                                      -------------
                                                                                                            519,875

Power Producers (0.7%)
-------------------------------------------------------------------------------------------------------------------
             85,000 Calpine Corp. sr. notes 10 1/2s, 2006                                                    87,550
             40,000 Calpine Corp. sr. notes 9 1/4s, 2004                                                     40,044
            190,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                    189,408
             10,000 Calpine Corp. sr. notes 7 3/4s, 2009                                                      9,880
            430,000 Midland Funding II Corp. deb. Ser. B, 13 1/4s, 2006                                     508,707
            230,000 Tiverton/Rumford Power Associates, Ltd. 144A pass-through
                    certificates 9s, 2018                                                                   236,362
            375,000 York Power Funding 144A notes 12s, 2007 (Cayman Islands)                                403,125
                                                                                                      -------------
                                                                                                          1,475,076

Publishing (0.3%)
-------------------------------------------------------------------------------------------------------------------
            370,000 Affinity Group Holdings 144A sub. notes 11s, 2007                                       296,000
              2,503 Big Flower Holdings 9.004s, 2010                                                          2,465
            180,000 Garden State Newspapers, Inc. sr. sub. notes 8 5/8s, 2011                               173,700
             50,000 PRIMEDIA, Inc. company guaranty 7 5/8s, 2008                                             47,625
            150,000 PRIMEDIA, Inc. company guaranty Ser. B, 8 1/2s, 2006                                    151,500
                                                                                                      -------------
                                                                                                            671,290

Railroads (0.2%)
-------------------------------------------------------------------------------------------------------------------
            180,000 Kansas City Southern Railway 144A sr. notes 9 1/2s, 2008                                184,500
            220,000 Railamerica Transportation Corp. company guaranty
                    12 7/8s, 2010                                                                           212,300
            220,000 Transportation Manufacturing Operations, Inc. company
                    guaranty 11 1/4s, 2009                                                                   33,000
                                                                                                      -------------
                                                                                                            429,800

Regional Bells (--%)
-------------------------------------------------------------------------------------------------------------------
            110,000 Alaska Communications Systems Corp. company guaranty
                    9 3/8s, 2009                                                                             93,500

Restaurants (0.5%)
-------------------------------------------------------------------------------------------------------------------
             50,000 Domino's, Inc. company guaranty Ser. B, 10 3/8s, 2009                                    50,750
            140,000 FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004
                    (In default) (NON)                                                                       35,000
            420,000 Sbarro, Inc. company guaranty 11s, 2009                                                 445,200
            200,000 Tricon Global Restaurants, Inc. sr. notes 7.65s, 2008                                   191,828
            210,000 Tricon Global Restaurants, Inc. sr. notes 7.45s, 2005                                   207,413
                                                                                                      -------------
                                                                                                            930,191

Retail (0.9%)
-------------------------------------------------------------------------------------------------------------------
            530,000 Amazon.com, Inc. sr. sub. notes stepped-coupon zero %
                    (10s, 5/1/03), 2008 (STP)                                                               312,700
            230,000 Fleming Companies, Inc. 144A sr. notes 10 1/8s, 2008                                    235,175
             10,000 Iron Age Holdings Corp. sr. disc. notes stepped-coupon
                    zero % (12 1/8s, 5/1/03), 2009 (STP)                                                      1,000
            200,000 K mart Corp. deb. 7 3/4s, 2012                                                          169,990
            230,000 K mart Corp. notes 9 3/8s, 2006                                                         229,616
            120,000 K mart Corp. notes 8 3/8s, 2004                                                         120,584
             80,000 Mothers Work, Inc. sr. notes 12 5/8s, 2005                                               73,000
            620,000 Saks, Inc. company guaranty 8 1/4s, 2008                                                545,600
            150,000 Southland Corp. deb. Ser. A, 4 1/2s, 2004                                               126,000
                                                                                                      -------------
                                                                                                          1,813,665

Semiconductor (0.3%)
-------------------------------------------------------------------------------------------------------------------
            170,000 ChipPac Intl., Ltd. company guaranty Ser. B, 12 3/4s, 2009                              153,000
             40,000 Fairchild Semiconductor Corp. company guaranty
                    10 3/8s, 2007                                                                            37,800
            230,000 Fairchild Semiconductor Corp. sr. sub. notes 10 1/8s, 2007                              214,475
            140,000 Fairchild Semiconductor Corp. 144A sr. sub. notes
                    10 1/2s, 2009                                                                           133,350
                                                                                                      -------------
                                                                                                            538,625

Shipping (0.3%)
-------------------------------------------------------------------------------------------------------------------
            150,000 Eletson Holdings 1st pfd. mtge. notes 9 1/4s, 2003 (Greece)                             149,250
             70,000 Kitty Hawk, Inc. company guaranty 9.95s, 2004 (In default) (NON)                         21,700
            380,000 Navistar International Corp. sr. notes Ser. B, 8s, 2008                                 348,650
            220,000 Pegasus Shipping company guaranty stepped-coupon
                    zero % (14 1/2s, 6/20/03), 2008 (acquired 6/23/98,
                    cost $109,428) (Bermuda) (STP) (RES)                                                      9,900
                                                                                                      -------------
                                                                                                            529,500

Software (--%)
-------------------------------------------------------------------------------------------------------------------
            130,000 Telehub Communications Corp. company guaranty
                    stepped-coupon zero % (13 7/8s, 7/31/02), 2005
                    (In default) (NON) (STP)                                                                  7,800

Specialty Printing (0.1%)
-------------------------------------------------------------------------------------------------------------------
             70,000 Perry-Judd company guaranty 10 5/8s, 2007                                                63,700
             43,454 Von Hoffman Press, Inc. 144A sr. sub. notes 13 1/2s, 2009                                34,763
             45,000 Von Hoffman Press, Inc. 144A sr. sub. notes 10 3/8s, 2007                                41,400
                                                                                                      -------------
                                                                                                            139,863

Technology (0.6%)
-------------------------------------------------------------------------------------------------------------------
             50,000 Amkor Technologies, Inc. sr. notes 9 1/4s, 2006                                          47,625
             90,000 Amkor Technologies, Inc. sr. sub. notes 10 1/2s, 2009                                    86,850
            400,000 Flextronics International, Ltd. sr. sub. notes 9 7/8s,
                    2010 (Singapore)                                                                        388,000
             90,000 Flextronics International, Ltd. sr. sub. notes Ser. B, 8 3/4s,
                    2007 (Singapore)                                                                         82,800
            100,000 SCG Holding & Semiconductor Corp. company guaranty
                    12s, 2009                                                                                77,000
            240,000 Telecommunications Techniques, Inc. company guaranty
                    9 3/4s, 2008                                                                            196,800
            430,000 Viasystems, Inc. sr. notes Ser. B, 9 3/4s, 2007                                         270,900
             80,000 Viasystems, Inc. sr. sub. notes 9 3/4s, 2007                                             50,400
             50,000 Xerox Cap Europe PLC company guaranty 5 7/8s, 2004
                    (United Kingdom)                                                                         31,000
             50,000 Xerox Corp. notes 5 1/2s, 2003                                                           35,500
                                                                                                      -------------
                                                                                                          1,266,875

Technology Services (0.9%)
-------------------------------------------------------------------------------------------------------------------
            570,000 Cybernet Internet Services Intl., Inc. 144A sr. disc. notes
                    stepped-coupon zero % (13s, 8/15/04), 2009 (STP)                                         28,500
            200,000 Equinix, Inc. sr. notes 13s, 2007                                                       140,000
            470,000 Exodus Communications, Inc. sr. notes 11 5/8s, 2010                                     378,350
            340,000 Exodus Communications, Inc. sr. notes 10 3/4s, 2009                                     261,800
             80,000 Exodus Communications, Inc. 144A sr. notes 11 1/4s, 2008                                 63,600
            440,000 Firstworld Communication Corp. sr. disc. notes stepped-
                    coupon zero % (13s, 4/15/03), 2008 (STP)                                                 81,400
            200,000 Globix Corp. sr. notes 12 1/2s, 2010                                                     60,000
            230,000 Intira Corp. bonds zero %, 2010 (acquired 1/31/00,
                    cost $122,569) (RES)                                                                     80,500
            100,000 Iron Mountain, Inc. company guaranty 8 5/8s, 2013                                       100,750
            500,000 Iron Mountain, Inc. company guaranty 8 3/4s, 2009                                       510,000
             40,000 PsiNet, Inc. sr. notes 11 1/2s, 2008                                                      3,600
            290,000 PsiNet, Inc. sr. notes 11s, 2009                                                         26,100
             30,000 PsiNet, Inc. sr. notes Ser. B, 10s, 2005                                                  2,700
                                                                                                      -------------
                                                                                                          1,737,300

Telecommunications (3.7%)
-------------------------------------------------------------------------------------------------------------------
            340,000 360Networks, Inc. sr. notes 13s, 2008                                                   129,200
            260,000 American Cellular Corp. 144A sr. sub notes 9 1/2s, 2009                                 252,200
            420,000 American Tower Corp. 144A sr. notes 9 3/8s, 2009                                        401,100
            140,000 Arch Communications, Inc. sr. notes 13 3/4s, 2008                                        49,350
             70,000 Asia Global Crossing, Ltd. 13 3/8s, 2010 (Bermuda)                                       69,300
            290,000 BTI Telecom Corp. sr. notes 10 1/2s, 2007                                                43,500
            160,000 Call-Net Enterprises, Inc. sr. notes 8s, 2008 (Canada)                                   52,800
             60,000 Carrier1 Intl. SA 144A sr. notes Ser. B, 13 1/4s, 2009
                    (Sweden)                                                                                 40,800
            425,000 Celcaribe S.A. sr. notes stepped-coupon zero %
                    (13 1/2s, 3/15/04), 2004 (Colombia) (STP)                                               310,250
            100,000 Colo.com, Inc. sr. notes 13 7/8s, 2010                                                   20,000
            350,000 Covad Communications Group, Inc. sr. disc. notes
                    stepped-coupon Ser. B, zero % (13 1/2s, 3/15/03),
                    2008 (STP)                                                                               21,000
              2,000 Covad Communications Group, Inc. sr. notes Ser. B,
                    12s, 2010                                                                                   300
            170,000 Crown Castle International Corp. sr. notes 10 3/4s, 2011                                175,100
             80,000 Dobson Communications Corp. sr. notes 10 7/8s, 2010                                      81,600
            190,000 Dobson/Sygnet Communications, Inc. sr. notes
                    12 1/4s, 2008                                                                           195,225
            500,000 Econophone, Inc. company guaranty 13 1/2s,
                    2007 (In default) (NON)                                                                  50,000
            160,000 Esprit Telecom Group PLC sr. notes 11 1/2s, 2007
                    (United Kingdom) (In default) (NON)                                                       4,800
            270,000 Flag Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                         243,000
            320,000 Global Crossing Holdings, Ltd. company guaranty
                    9 1/2s, 2009 (Bermuda)                                                                  299,200
             90,000 Global Crossing Holdings, Ltd. company guaranty
                    9 1/8s, 2006 (Bermuda)                                                                   84,825
            210,000 Global Crossing Holdings, Ltd. 144A sr. notes 8.7s,
                    2007 (Bermuda)                                                                          193,725
             30,000 Hermes Europe Railtel sr. notes 10 3/8s, 2009
                    (Netherlands)                                                                             7,500
             10,000 Hermes Europe Railtel 144A sr. notes 11 1/2s, 2007
                    (Netherlands)                                                                             2,500
            340,000 Level 3 Communication, Inc. sr. disc. notes stepped-
                    coupon zero % (12 7/8s, 3/15/05), 2010 (STP)                                            139,400
             30,000 Level 3 Communication, Inc. sr. disc. notes stepped-
                    coupon zero % (10 1/2s, 12/1/03), 2008 (STP)                                             14,100
            190,000 Level 3 Communication, Inc. sr. notes 11s, 2008                                         149,625
            210,000 Level 3 Communication, Inc. sr. notes 9 1/8s, 2008                                      149,100
            300,000 Maxcom Telecomunicaciones SA de CV company
                    guaranty Ser. B, 13 3/4s, 2007                                                          129,000
            510,000 McCaw International, Ltd. sr. disc. notes stepped-coupon
                    zero % (13s, 4/15/02), 2007 (STP)                                                       326,400
             50,000 Metrocall, Inc. sr. sub. notes 11s, 2008 (In default) (NON)                               4,000
             40,000 Metrocall, Inc. sr. sub. notes 10 3/8s, 2007 (In default) (NON)                           7,200
             50,000 Metrocall, Inc. sr. sub. notes 9 3/4s, 2007                                               9,000
            440,000 Millicom International Cellular S.A. sr. disc. notes stepped-
                    coupon zero % (13 1/2s, 6/1/01), 2006 (Luxembourg) (STP)                                391,600
            380,000 Nextel Communications, Inc. sr. notes 12s, 2008                                         361,950
            652,000 Nextel Communications, Inc. 144A sr. notes 9 1/2s, 2011                                 550,125
            260,000 Nextel International, Inc. sr. notes 12 3/4s, 2010                                      195,000
            180,000 Nextel Partners, Inc. sr. notes 11s, 2010                                               157,500
             50,000 Nextel Partners, Inc. sr. notes 11s, 2010                                                43,250
            165,000 NorthEast Optic Network, Inc. sr. notes 12 3/4s, 2008                                    74,250
            140,000 Orbital Imaging Corp. sr. notes Ser. B, 11 5/8s, 2005
                    (In default) (NON)                                                                       19,600
             60,000 Orbital Imaging Corp. sr. notes Ser. D, 11 5/8s, 2005
                    (In default) (NON)                                                                        8,400
            130,000 Orion Network systems, Inc. sr. notes 11 1/4s, 2007                                      48,100
            270,000 Pagemart Wireless, Inc. sr. disc. notes stepped-coupon
                    zero % (11 1/4s, 2/1/03), 2008 (STP)                                                     32,400
            420,000 Pinnacle Holdings, Inc. sr. disc. notes stepped-coupon
                    zero % (10s, 3/15/03), 2008 (STP)                                                       252,000
            140,000 Price Communications Wireless, Inc. 144A sr. notes
                    9 1/8s, 2006                                                                            144,200
            120,000 Primus Telecommunications Group, Inc. sr. notes Ser. B,
                    9 7/8s, 2008                                                                             36,000
             40,000 Rhythms Netconnections, Inc. sr. notes Ser. B, 14s, 2010                                  3,200
            160,000 Rogers Cantel, Inc. sr. sub. notes 8.8s, 2007 (Canada)                                  163,200
            306,000 RSL Communications PLC company guaranty 12 1/4s,
                    2006 (United Kingdom) (In default) (NON)                                                  5,355
             40,000 RSL Communications PLC company guaranty 9 1/8s,
                    2008 (United Kingdom) (In default) (NON)                                                    700
            150,000 RSL Communications PLC 144A 10 1/2s, 2008
                    (United Kingdom)(In default) (NON)                                                        2,625
            210,000 SBA Communications Corp. 144A sr. notes 10 1/4s, 2009                                   199,500
            220,000 Spectrasite Holdings, Inc. sr. disc. notes stepped-coupon
                    zero % (11 1/4s, 4/15/04), 2009                                                          99,000
            170,000 Spectrasite Holdings, Inc. sr. disc. notes stepped-coupon
                    Ser. B, zero % (12 7/8s, 3/15/05), 2010 (STP)                                            74,800
            570,000 Viatel, Inc. sr. disc. notes stepped-coupon zero %
                    (12 1/2s, 4/15/03), 2008 (In default) (POR)                                              91,200
            340,000 Viatel, Inc. sr. notes 11 1/4s, 2008 (In default) (NON)                                  51,000
            390,000 Williams Communications Group, Inc. sr. notes 11.7s, 2010                               300,300
            210,000 Williams Communications Group, Inc. sr. notes 11.7s, 2008                               165,900
            290,000 Williams Communications Group, Inc. sr. notes 10 7/8s, 2009                             213,150
             50,000 Williams Communications Group, Inc. sr. notes 10.7s, 2007                                38,250
            220,000 World Access, Inc. sr. notes Ser. B, 13 1/4s, 2008                                       66,000
                                                                                                      -------------
                                                                                                          7,443,655

Telephone (3.2%)
-------------------------------------------------------------------------------------------------------------------
             60,000 Airgate PCS, Inc. sr. sub. notes stepped-coupon zero %
                    (13 1/2s, 10/1/04), 2009 (STP)                                                           35,100
             90,000 Allegiance Telecom, Inc. sr. disc. notes stepped-coupon
                    Ser. B, zero % (11 3/4s, 2/15/03), 2008 (STP)                                            62,100
             90,000 Allegiance Telecom, Inc. 144A sr. notes 12 7/8s, 2008                                    88,200
            120,000 Birch Telecommunications, Inc. sr. notes 14s, 2008                                       66,000
            120,000 CFW Communications Co. sr. notes 13s, 2010                                               84,000
             20,000 Focal Communications Corp. sr. notes 11 7/8s, 2010                                       14,000
            260,000 Focal Communications Corp. sr. sub. notes stepped-coupon
                    Ser. B, zero % (12 1/8s, 2/15/03), 2008 (STP)                                           124,800
            270,000 Horizon PCS., Inc. 144A company guaranty stepped-coupon
                    zero % (14s, 10/1/05), 2010 (STP)                                                       116,100
            110,000 Hyperion Telecommunications Corp., Inc. sr. sub. notes
                    12s, 2007                                                                                66,000
            530,000 ICG Holdings, Inc. company guaranty stepped-coupon
                    zero % (12 1/2s, 5/1/01), 2006 (In default) (POR)                                        37,100
            330,000 ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                    (9 7/8s, 5/1/03), 2008 (In default) (POR)                                                18,150
            210,000 ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                    (10s, 2/15/03), 2008 (In default) (POR)                                                  11,550
            130,000 Intermedia Communications, Inc. sr. disc. notes stepped-
                    coupon Ser. B, zero % (12 1/4s, 3/1/04), 2009 (STP)                                      93,600
             20,000 Intermedia Communications, Inc. sr. notes Ser. B, 8.6s, 2008                             19,600
            130,000 Intermedia Communications, Inc. sr. notes Ser. B, 8 1/2s, 2008                          127,400
            230,000 Ipcs Inc. sr. disc. notes stepped-coupon zero %
                    (14s, 7/15/05), 2010 (STP)                                                               98,900
            650,000 KMC Telecommunications Holdings, Inc. sr. disc. notes
                    stepped-coupon zero % (12 1/2s, 2/15/03), 2008 (STP)                                     65,000
            200,000 Leap Wireless International, Inc. company guaranty
                    12 1/2s, 2010                                                                           130,000
            340,000 Madison River Capital Corp. sr. notes 13 1/4s, 2010                                     244,800
            520,000 McLeodUSA, Inc. sr. notes 8 1/8s, 2009                                                  442,000
            320,000 Metromedia Fiber Network, Inc. sr. notes 10s, 2009                                      262,400
            210,000 Metromedia Fiber Network, Inc. sr. notes Ser. B, 10s, 2008                              172,200
            240,000 Microcell Telecommunications sr. disc. notes stepped-
                    coupon Ser. B, zero % (14s, 12/1/01), 2006 (Canada) (STP)                               240,000
            150,000 Nextlink Communications, Inc. sr. notes 10 3/4s, 2009                                    90,000
            120,000 Nextlink Communications, Inc. sr. notes 10 1/2s, 2009                                    70,200
             90,000 Nextlink Communications, Inc. sr. disc. notes stepped-
                    coupon zero % (9.45s, 4/15/03), 2008 (STP)                                               35,100
            220,000 Startec Global Communications Corp. sr. notes 12s, 2008                                 107,800
             80,000 Tele1 Europe B.V. 13s, 2009                                                              72,000
            360,000 Telecorp PCS, Inc. company guaranty 10 5/8s, 2010                                       347,400
            330,000 Time Warner Telecom, Inc. sr. notes 10 1/8s, 2011                                       330,000
            130,000 Time Warner Telecom, Inc. sr. notes 9 3/4s, 2008                                        127,400
            110,000 Transtel S.A. pass-through certificates 12 1/2s, 2007 (In default) (NON)                 17,600
            380,000 Tritel PCS, Inc. 144A sr. sub notes 10 3/8s, 2011                                       364,800
            200,000 Triton PCS, Inc. 144A sr. sub notes 9 3/8s, 2011                                        192,000
            400,000 UbiquiTel Operating Co. company guaranty stepped-
                    coupon zero % (14s, 4/15/05), 2010 (STP)                                                178,000
            350,000 US Unwired, Inc. company guaranty stepped-coupon
                    Ser. B, zero % (13 3/8s, 11/1/04), 2009 (STP)                                           181,125
            190,000 Versatel Telecom N.V. sr. notes 13 1/4s, 2008 (Netherlands)                             115,900
             60,000 Versatel Telecom N.V. sr. notes 13 1/4s, 2008 (Netherlands)                              36,600
          1,130,000 Voicestream Wireless Corp. sr. notes 10 3/8s, 2009                                    1,243,000
          1,062,000 WinStar Communications, Inc. sr. disc. notes stepped-
                    coupon zero % (14 3/4s, 4/15/05), 2010 (In default) (POR)                               138,060
            124,000 WinStar Communications, Inc. sr. notes 12 3/4s, 2010
                    (In default) (NON)                                                                       45,880
             40,000 WinStar Communications, Inc. sr. notes 12 1/2s, 2008
                    (In default) (NON)                                                                       13,200
                                                                                                      -------------
                                                                                                          6,325,065

Textiles (0.9%)
-------------------------------------------------------------------------------------------------------------------
            170,000 Galey & Lord, Inc. company guaranty 9 1/8s, 2008                                        113,900
            275,000 Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                           244,750
            105,000 Kasper A.S.L., Ltd. sr. notes 13s, 2004 (In default) (NON)                               31,500
            600,000 Levi Strauss & Co. 144A sr. notes 11 5/8s, 2008                                         615,000
             70,000 Tommy Hilfiger USA, Inc. company guaranty 6 1/2s, 2003                                   66,500
             20,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2008                                           15,800
            590,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2005                                          483,800
             65,000 William Carter Holdings Co. sr. sub. notes Ser. A, 12s, 2008                             60,450
            135,000 William Carter Holdings Co. sr. sub. notes Ser. A, 10 3/8s, 2006                        135,000
                                                                                                      -------------
                                                                                                          1,766,700

Tobacco (0.2%)
-------------------------------------------------------------------------------------------------------------------
            405,000 North Atlantic Trading Co. company guaranty Ser. B,
                    11s, 2004                                                                               309,825

Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------
            420,000 Cathay International, Ltd. 144A sr. notes 13 1/2s, 2008 (China)                         105,000

Waste Management (0.8%)
-------------------------------------------------------------------------------------------------------------------
            510,000 Allied Waste Industries, Inc. company guaranty Ser. B,
                    10s, 2009                                                                               519,563
            120,000 Allied Waste Industries, Inc. company guaranty Ser. B,
                    7 5/8s, 2006                                                                            116,850
             20,000 Allied Waste Industries, Inc. 144A company guaranty
                    8 7/8s, 2008                                                                             20,500
          1,040,000 Browning-Ferris Industries, Inc. 144A deb. 7.4s, 2035                                   842,400
            130,000 Waste Management, Inc. sr. notes 7 3/8s, 2010                                           130,876
                                                                                                      -------------
                                                                                                          1,630,189

Water Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------
            130,000 Azurix Corp. sr. notes Ser. B, 10 3/4s, 2010                                            131,927
             60,000 Azurix Corp. sr. notes Ser. B, 10 3/8s, 2007                                             60,600
                                                                                                      -------------
                                                                                                            192,527
                                                                                                      -------------
                    Total Corporate Bonds and Notes (cost $107,797,988)                               $  89,754,309

FOREIGN GOVERNMENT BONDS AND NOTES (13.0%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
USD         370,000 Argentina (Republic of) unsub. 11 3/4s, 2009                                      $     314,981
USD         300,000 Argentina (Republic of) unsub. 9 3/4s, 2027                                             219,750
USD         740,000 Brazil (Federal Republic of) bonds 12 1/4s, 2030                                        652,162
CAD         705,000 Canada (Government of) bonds 6s, 2011                                                   467,393
CAD         515,000 Canada (Government of) bonds 5 1/2s, 2010                                               329,232
CAD         495,000 Canada (Government of) bonds Ser. WL43,
                    5 3/4s, 2029                                                                            312,579
USD         185,000 Colombia (Republic of) bonds 11 3/4s, 2020                                              170,200
EUR       4,240,000 Germany (Federal Republic of) bonds Ser. 132,
                    4 1/8s, 2004                                                                          3,735,647
EUR       8,770,000 Germany (Federal Republic of) bonds Ser. 97,
                    6s, 2007                                                                              8,397,178
EUR       1,123,319 Hellenic Greece (Republic of) bonds 6 1/2s, 2014                                      1,085,393
EUR       2,175,000 Italy (Government of) bonds 7 1/4s, 2026                                              2,309,667
EUR         430,000 Italy (Government of) treasury bonds 3 1/4s, 2004                                       368,401
USD         191,111 Morocco (Government of) bonds Ser. A,
                    6.844s, 2009                                                                            168,656
NZD       2,040,000 New Zealand (Government of) bonds Ser. 709,
                    7s, 2009                                                                                881,245
USD         385,000 Philippines (Republic of) bonds 9 7/8s, 2019                                            321,976
USD         240,000 Russia (Federation of) unsub. 10s, 2007                                                 187,200
USD       1,005,000 Russia (Federation of) unsub. 8 1/4s, 2010                                              675,863
USD       2,287,500 Russia (Federation of) 144A unsub. stepped-
                    coupon 2 1/4s (5s, 4/1/01), 2030 (STP)                                                  920,719
GBP       1,545,000 United Kingdom 144A Treasury bonds Ser. 85,
                    9 3/4s, 2002                                                                          2,337,545
GBP         565,000 United Kingdom Treasury bonds 8 1/2s, 2005                                              922,687
USD         105,000 United Mexican States bonds 11 3/8s, 2016                                               121,412
USD       1,000,000 United Mexican States bonds Ser. XW,
                    10 3/8s, 2009                                                                         1,095,000
USD         820,000 United Mexican States deb. FRB Ser. A, zero %, 2003                                       9,430
                                                                                                      -------------
                    Total Foreign Government Bonds and Notes
                    (cost $26,891,761)                                                                $  26,004,316

COLLATERALIZED MORTGAGE OBLIGATIONS (10.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         1,100,000 Amresco Commercial Mortgage Funding I 7.64s, 2029                                 $   1,110,656
            159,818 Blackstone Hotel Acquisition Co. jr. mtge. loan 9.794s, 2003                            215,685
            731,854 Blackstone Hotel Acquisition Co. sr. mtge. loan 6.919s, 2003
                    (acquired 8/17/98, cost $729,110) (RES)                                               1,032,220
            250,000 Chase Commercial Mortgage Securities Corp. Ser. 00-1,
                    Class E, 8.42s, 2010                                                                    268,653
            485,000 Commercial Mortgage Acceptance Corp. Ser. 97-ML1,
                    Class D, 7.053s, 2010                                                                   479,568
         17,658,854 Commercial Mortgage Asset Trust Ser. 99-C1, Class X,
                    Interest Only (IO), 1.167s, 2020                                                      1,097,470
            480,000 Countrywide Home Loan Ser. 98-3, Class A5, 6 3/4s, 2028                                 475,200
            420,000 Countrywide Mortgage Backed Securities, Inc. Ser. 93-C,
                    Class A8, 6 1/2s, 2024                                                                  415,460
          2,849,000 Criimi Mae Commercial Mortgage Trust Ser. 98-C1,
                    Class A2, 7s, 2011                                                                    2,747,576
            372,000 Criimi Mae Commercial Mortgage Trust 144A Ser. 98-C1,
                    Class B, 7s, 2011                                                                       330,857
         13,201,235 Deutsche Mortgage & Asset Receiving Corp. Ser. 98-C1,
                    Class X, IO, 1.219s, 2031                                                               639,435
                    Fannie Mae
              2,476 Ser. 92-15, Class L, IO, 45.582s, 2022                                                   59,920
            235,200 Ser. 98-1, Class SA, IO, 11.31s, 2024                                                    99,115
            193,634 Ser. 92-124, Class SA, IO, 4.738s, 2022                                                  20,920
          2,592,382 Ser. 97-91, Class SL, IO, 5.843s, 2023                                                  305,786
          3,560,675 Ser. 98-66, Class SB, IO, 3.1s, 2028                                                    222,467
                    Fannie Mae Strip
             19,394 Ser. 237, Class 2, IO, 8s, 2023                                                           4,003
            760,178 Ser. 281, Class 2, IO, 9s, 2026                                                         153,579
            421,118 Ser. 217, Class 2, IO, 8s, 2023                                                          77,949
            202,029 Ser. 221, IO, 7.5s, 2023                                                                 41,264
            152,262 Ser. 176, Class 2, IO, 8s, 2022                                                          28,192
            233,568 Ser. 203, Class 2, IO, 8s, 2023                                                          49,049
            546,305 Ser. 251, Class 2, IO, 8s, 2023                                                         114,724
            254,871 Ser. 218, Class 2, IO, 7s, 2023                                                          54,646
          4,897,071 FFCA Secured Lending Corp. Ser. 00-1, Class X,
                    IO, 1.726s, 2027                                                                        465,222
            550,000 First Union National Bank Commercial Mortgage Ser. 00-C1,
                    Class E, 8.499s, 2010                                                                   590,219
                    Freddie Mac
            555,000 Ser. 2032, Class SK, IO, 11.31s, 2024                                                   193,153
            392,652 Ser. 2219, Class SA, 7.62s, 2030                                                        396,705
            574,328 Ser. 183, IO, 7s, 2027                                                                  118,096
            250,262 Ser. 180, PO, zero %, 2026                                                              208,969
            310,201 Ser. 1208, Class F, PO, zero %, 2022                                                    262,314
            285,000 GE Capital Mortgage Services, Inc. Ser. 98-11, Class 2A4,
                    6 3/4s, 2028                                                                            286,927
            570,000 General Growth Properties Ala Moa Ser. 99-C1, Class E,
                    7.822s, 2009                                                                            570,000
                    General Growth Properties-Homart 144A
            120,000 Ser. 99-C1, Class G, 8.072s, 2003                                                       120,000
            140,000 Ser. 99-C1, Class F, 7.822s, 2003                                                       140,000
                    General Growth Properties-Ivanhoe
            150,000 Ser. 99-C1, Class G, 8.822s, 2004                                                       150,000
            250,000 Ser. 99-C1, Class F, 8.072s, 2004                                                       250,000
            695,000 GMAC Commercial Mortgage Securities Inc. Ser. 98-C2,
                    Class D, 6 1/2s, 2010                                                                   672,271
                    Government National Mortgage Association
            268,162 Ser. 00-17, Class SB, 16 1/2s, 2026                                                     307,424
            322,710 Ser. 00-11, Class SA, 12.319s, 2021                                                     327,954
            814,528 Ser. 99-42, PO, zero %, 2027                                                            733,711
            305,000 Granite Mortgages PLC FRN Ser. 01-1, Class 1C, 6.192s,
                    2041 (United Kingdom)                                                                   305,000
          1,345,000 Holmes Financing PLC Ser. 1, Class 2C, 6.789s, 2040                                   1,336,930
            550,000 LB Commercial Conduit Mortgage Trust Ser. 99-C1,
                    Class D, 7.02s, 2009                                                                    547,476
                    Merrill Lynch Mortgage Investors, Inc.
            210,000 Ser. 95-C3, Class D, 7.782s, 2025                                                       218,694
            315,000 Ser. 96-C2, Class E, 6.96s, 2028                                                        297,455
            320,000 Ser. 98-C2, Class F, 6 1/4s, 2030                                                       222,976
          5,189,505 Ser. 96-C2, IO, 1.659s, 2028                                                            352,724
          4,379,946 Ser. 98-C2, IO, 1.176s, 2030                                                            289,952
          1,907,131 Mortgage Capital Funding, Inc. Ser. 97-MC2, Class X,
                    IO, 0.935s, 2012                                                                        118,302
            162,909 PNC Mortgage Securities Corp. Ser. 97-6, Class A2,
                    6.6s, 2027                                                                              164,277
             23,488 Prudential Home Mortgage Securities Ser. 93-57, Class A4,
                    5.9s, 2023                                                                               23,581
            400,000 Residential Mortgage Securities 144A Ser. 8, Class M,
                    7.202s, 2038                                                                            565,677
             60,717 Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026                                      61,371
            700,000 Starwood Asset Receivables Trust Ser. 00-1, Class E,
                    9.32s, 2005                                                                             703,920
          2,021,665 Structured Asset Security Corp. Ser. 98-RF3, IO, 6.1s, 2028                             376,788
            351,968 Structured Asset Security Corp. 144A Ser. 98-RF2,
                    8.58s, 2028                                                                             367,253
                                                                                                      -------------
                    Total Collateralized Mortgage Obligations
                    (cost $21,064,768)                                                                $  21,789,735
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (5.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (4.0%)
-------------------------------------------------------------------------------------------------------------------
                    Federal National Mortgage Association
                    Pass-Through Certificates
$         4,218,040 8s, with due dates from April 1, 2027 to March 1, 2031                            $   4,349,899
            455,000 6 5/8s, September 15, 2009                                                              483,720
          2,126,396 6s, with due dates from February 1, 2031 to April 1, 2031                             2,074,002
                    Government National Mortgage Association
                    Pass-Through Certificates
            200,559 8s, December 15, 2022                                                                   208,956
            735,621 7s, with due dates from December 15, 2022 to
                    November 15, 2026                                                                       750,282
                                                                                                      -------------
                                                                                                          7,866,859

U.S. Treasury Obligations (1.7%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Notes
          1,470,000 5 3/4s, August 15, 2010 (SEG)                                                         1,550,380
            895,000 5s, February 15, 2011                                                                   899,618
          1,895,000 U.S. Treasury Interest Strip zero %, February 15, 2023                                  490,176
          1,920,000 U.S. Treasury Principal Strip zero %, November 15, 2024                                 540,302
                                                                                                      -------------
                                                                                                          3,480,476
                                                                                                      -------------
                    Total U.S. Government and Agency Obligations
                    (cost $11,747,193)                                                                $  11,347,335

PREFERRED STOCKS (2.4%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
              3,432 AmeriKing, Inc. $3.25 pfd. (PIK)                                                  $       3,432
                 94 Benedek Communications Corp. 11.50% pfd. (PIK)                                           25,380
              9,980 Brand Scaffold Services, Inc. 144A $3.63 pfd.                                           369,260
             16,000 California Federal Bancorp, Inc. Ser. A, $2.28 pfd.                                     400,000
             13,009 CGA Group, Ltd. 144A Ser. A, $13.75 pfd. (PIK)                                          325,233
             12,575 Chevy Chase Capital Corp. Ser. A, $5.19 pfd. (PIK)                                      672,763
              1,200 Chevy Chase Savings Bank, Inc. $3.25 pfd.                                                31,200
              1,170 Citadel Broadcasting, Inc. 144A 13.25% cum. pfd. (PIK)                                  131,040
              6,955 CSC Holdings, Inc. Ser. M, 11.13% cum. pfd. (PIK)                                       758,095
              1,000 Decrane Aircraft Holdings Co. 16.00% pfd. (PIK)                                         100,000
              3,500 Diva Systems Corp. Ser. C, $6.00 pfd.                                                    28,000
             18,000 Diva Systems Corp. Ser. D, $6.00 pfd.                                                   144,000
                310 Dobson Communications Corp. 13.00% pfd.                                                 291,400
                238 Dobson Communications Corp. 144A 12.25% pfd. (PIK)                                      214,200
                110 First Republic 144A 10.50% pfd.                                                          97,350
             40,000 Fresenius Medical Capital Trust II units 8.75%, 2008
                    (Germany)                                                                                38,900
                322 Granite Broadcasting Corp. 144A 12.75% pfd. (PIK)                                        99,820
                 79 ICG Holdings, Inc. 14.25% pfd. (Canada) (In default) (NON)                                1,264
                180 ICG Holdings, Inc. 144A 14.00% pfd. (Canada)
                    (In default) (NON) (PIK)                                                                  3,600
                254 Intermedia Communications, Inc. Ser. B, 13.50% pfd. (PIK)                               254,000
                  6 Nextlink Communications, Inc. Ser. B, 13.50% pfd.                                         1,740
                 51 Paxson Communications Corp. 144A 13.25% cum. pfd. (PIK)                                 481,950
              1,244 Public Service Co. of New Hampshire 10.60% 1st mtge. pfd                                 24,880
                303 Rural Cellular Corp. 12.25% pfd. (PIK)                                                  233,310
                                                                                                      -------------
                    Total Preferred Stocks (cost $5,123,147)                                          $   4,730,817

BRADY BONDS (1.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
USD         695,000 Argentina (Republic of) govt. guaranty 6s, 2023                                   $     453,488
USD         454,400 Argentina (Republic of) debs. FRB 7 5/8s, 2005                                          382,287
USD       1,600,833 Brazil (Federal Republic of) bonds 8s, 2014 (POR)                                     1,226,718
USD         380,000 Bulgaria (Government of) Ser. A, 6 1/2s, 2024                                           283,594
USD         310,000 Bulgaria (Government of) Ser. A, FLIRB 2 3/4s, 2012                                     233,678
USD         820,000 United Mexican States bonds Ser. B, 6 1/4s, 2019                                        728,775
USD         499,995 Venezuela (Republic of) deb. Ser. DL, 6.762s, 2007                                      417,496
                                                                                                      -------------
                    Total Brady Bonds (cost $3,452,434)                                               $   3,726,036

ASSET-BACKED SECURITIES (1.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         1,300,000 Conseco Finance Securitization Ser. 00-4, Class A6, 8.31s, 2032                   $   1,386,531
            300,000 Conseco Finance Securitization Ser. 00-6, Class M2, 8.2s, 2032                          303,304
            439,027 First Plus 144A Ser. 98-A, Class A, 8 1/2s, 2023                                        331,054
            306,823 Provident Bank Home Equity Loan Trust 6.798s, 2019                                      306,823
                                                                                                      -------------
                    Total Asset-Backed Securities (cost $2,341,608)                                   $   2,327,712

CONVERTIBLE BONDS AND NOTES (0.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$           120,000 Amkor Technologies, Inc. cv. sub. notes 5s, 2007                                  $      87,300
            110,000 Davita, Inc.cv. sub. notes 7s, 2009                                                      94,457
            620,000 Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                          269,700
            150,000 Healthsouth Corp. cv. sub. deb. 3 1/4s, 2003                                            135,938
             80,000 Hexcel Corp. cv. sub. notes 7s, 2003                                                     72,600
            250,000 Level 3 Communication, Inc. cv. sub. deb. 6s, 2010                                       99,063
          1,180,000 Nextel Communications, Inc. cv. sr. notes 5 1/4s, 2010                                  762,575
            120,000 Spectrasite Holdings, Inc. cv. sr. notes 6 3/4s, 2010                                    71,400
            230,000 Telewest Finance Corp. cv. sub. notes 6s, 2005
                    (United Kingdom)                                                                        178,825
                                                                                                      -------------
                    Total Convertible Bonds and Notes (cost $1,846,212)                               $   1,771,858

PURCHASED OPTIONS OUTSTANDING (0.2%) (a)                                            EXPIRATION DATE/
CONTRACT AMOUNT                                                                      STRIKE PRICE          VALUE
-------------------------------------------------------------------------------------------------------------------
JPY 100,000,000       Japanese Government Bond 10-year
                      Future traded option (J.P. Morgan
                      Securities) (Call)                                            June 01/105 JPY   $     271,429
JPY 200,000,000       Japanese Government Bond 10-year
                      Future traded option (J.P. Morgan
                      Securities) (Call)                                            May 01/137 JPY           40,064
$     1,020,000       GBP/USD Fx OTC option
                      (HSBC Fx) (Call)                                              Apr 01/1.47 USD             580
      1,020,000       GBP/USD Fx OTC option
                      (Goldman Sachs & Co.) (Call)                                  Apr 01/1.47 USD             145
                                                                                                      -------------
                      Total Purchased Options Outstanding
                      (cost $350,160)                                                                 $     312,218

UNITS (0.1%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
                350 Australis Media, Ltd. units 15 3/4s, 2003
                    (Australia) (In default) (NON)                                                    $          35
                170 IWO Holdings, Inc. 144A units 14s, 2011                                                 173,400
                225 XCL, Ltd. 144A units 13 1/2s, 2004
                    (In default) (NON)                                                                       67,500
                  2 XCL, Ltd. 144A units cv. cum. pfd. zero % (PIK)                                           1,000
                                                                                                      -------------
                    Total Units (cost $981,756)                                                       $     241,935

CONVERTIBLE PREFERRED STOCKS (0.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
              1,000 Global Crossing Ltd. $7.00 cv. pfd.                                               $     127,125
                110 Interact Systems, Inc. 144A $14.00 cv. pfd.                                                   1
              1,400 LTV Corp. (The) 144A $4.13 cv. pfd.                                                       1,400
                 12 Paxson Communications Corp. 144A $9.75 cv. pfd. (PIK)                                   109,800
                 43 World Access, Inc. 144A Ser. D, zero % cv. pfd.                                           8,536
                330 XCL, Ltd. 144A Ser. A, $9.50 cv. cum. pfd.                                                  165
                                                                                                      -------------
                    Total Convertible Preferred Stocks (cost $426,320)                                $     247,027

WARRANTS (--%) (a) (NON)                                                                  EXPIRATION
NUMBER OF WARRANTS                                                                        DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
                330 Asia Pulp & Paper Co., Ltd. 144A (In default)                         3/15/05     $           3
                130 Bestel S.A. de C.V. (Mexico)                                          5/15/05            15,600
                120 Birch Telecommunications, Inc. 144A (PIK)                             6/15/08               120
                615 CellNet Data Systems, Inc.                                            10/1/07                 1
             11,800 CGA Group, Ltd. 144A                                                  2/11/07               118
                100 Colo.com, Inc. 144A                                                   3/15/10                 1
                250 Dayton Superior Corp.                                                 6/15/09             3,000
                420 Decrane Aircraft Holdings Co.                                         9/30/08                 1
                  1 Decrane Aircraft Holdings Co. Class B                                 6/30/10                 1
              3,392 Delta Financial Corp.                                                 12/21/10                1
                 35 Diva Systems Corp.                                                    5/15/10            15,750
                939 Diva Systems Corp. 144A                                               3/1/08              5,634
                250 Epic Resorts 144A                                                     6/15/05                 3
                230 Firstworld Communication Corp.                                        4/15/08             1,150
                120 Globalstar Telecommunications                                         2/15/04                 1
                270 Horizon PCS., Inc.                                                    10/1/01             8,100
                110 Interact Systems, Inc.                                                8/1/03                  1
                110 Interact Systems, Inc. 144A                                           12/15/09                1
                 30 International Wireless Communications Holdings
                    144A                                                                  8/15/01                 1
              3,791 Intira Corp. Class A (acquired various dates from
                    1/31/00 to 2/23/00, cost $38) (RES)                                   2/1/10                  1
             22,383 Intira Corp. Class B                                                  9/29/10                 2
                230 Ipcs Inc. 144A                                                        7/15/10             4,600
                500 Iridium World Com 144A                                                7/15/05                 1
                340 Jostens, Inc.                                                         5/1/10              6,800
                280 KMC Telecommunications Holdings, Inc. 144A                            4/15/08                 3
                290 Knology Holdings                                                      10/22/07              290
                200 Leap Wireless International, Inc. 144A                                4/15/10                50
                300 Maxcom Telecomunicaciones SA de CV 144A
                    (Mexico)                                                              4/1/07                  3
                160 McCaw International, Ltd.                                             4/15/07             3,200
                145 Mediq, Inc. 144A                                                      6/1/09                  1
                120 Ntelos, Inc.                                                          8/15/10               119
                140 Orbital Imaging Corp. 144A                                            3/1/05                  1
                160 Orion Network Systems                                                 1/15/07               160
                320 Paxson Communications Corp. 144A                                      6/30/03             1,120
                100 Pliant Corp. 144A                                                     6/1/10                800
                220 Railamerica, Inc.                                                     8/15/10             4,400
                720 Raintree Resort 144A                                                  12/1/04                 7
                140 Startec Global Communications Corp.                                   5/15/08                91
                 45 Sterling Chemicals Holdings                                           8/15/08                68
                130 Telehub Communications Corp. 144A                                     7/31/05                33
                400 Ubiquitel, Inc. 144A                                                  4/15/10            12,000
                395 UIH Australia/Pacific, Inc. 144A                                      5/15/06               790
                150 XM Satellite Radio Holdings, Inc. 144A                                3/15/10             4,500
                                                                                                      -------------
                    Total Warrants (cost $313,780)                                                    $      88,527

COMMON STOCKS (--%) (a) (NON)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
              8,230 360Networks, Inc. (Canada) (acquired 5/11/00,
                    cost $92,176) (RES)                                                               $      30,863
                 50 AmeriKing, Inc.                                                                              50
             10,551 Arch Wireless, Inc.                                                                       6,594
              4,958 Aurora Foods, Inc.                                                                       34,210
             49,785 Celcaribe S.A.                                                                            6,223
              1,024 Fitzgeralds Gaming Corp.                                                                     10
                283 RSL Communications, Ltd. Class A                                                             10
                501 Vast Solutions, Inc. Class B1                                                             1,503
                501 Vast Solutions, Inc. Class B2                                                             1,503
                501 Vast Solutions, Inc. Class B3                                                             1,503
                                                                                                      -------------
                    Total Common Stocks (cost $183,873)                                               $      82,469

SHORT-TERM INVESTMENTS (18.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$           900,000 Sears Roebuck & Co. for an effective yield of 6.05%,
                    April 23, 2001                                                                    $     896,673
          1,500,000 Tyco Intl., Ltd. For an effective yield of 6.0%, May 2, 2001                          1,492,250
            980,000 Texas Utilities Co. for an effective yield of 5.94%,
                    June 14, 2001                                                                           968,034
          1,000,000 Qwest Capital for an effective yield of 5.8%, May 11, 2001                              993,556
            900,000 British Telecom for an effective yield of 5.75%, April 27, 2001                         896,262
          1,000,000 Viacom, Inc. for an effective yield of 5.75%, April 19, 2001                            997,125
          1,000,000 International Paper Co. for an effective yield of 5.55%,
                    April 20, 2001                                                                          997,071
          3,500,000 MCI Worldcom, Inc. for an effective yield of 5.43%,
                    April 16, 2001                                                                        3,492,081
          1,000,000 Keyspan Corp. for an effective yield of 5.42%, April 10, 2001                           998,645
          1,000,000 Bombardier Capital, Inc. for an effective yield of 5.4%,
                    April 4, 2001                                                                           995,050
         23,886,000 Interest in $500,000,000 joint repurchase agreement dated March 30, 2001 with Credit Suisse First Boston
                    due April 2, 2001 with respect to various
                    U.S. Government obligations -- maturity value of
                    $23,896,669 for an effective yield of 5.36%                                          23,886,000
                                                                                                      -------------
                    Total Short-Term Investments (cost $36,612,747)                                   $  36,612,747
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $219,133,747) (b)                                         $ 199,037,041
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $199,478,259.

  (b) The aggregate identified cost on a tax basis is $219,877,175, resulting in gross unrealized appreciation and depreciation of $3,928,188 and $24,768,322, respectively, or net unrealized depreciation of $20,840,134.

(NON) Non-income-producing security.

(STP) The interest and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest rate income at this rate.

(POR) A portion of income will be received in additional securities.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 2001 was $3,868,693 or 1.9% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at March
      31, 2001.

(FWC/WIS) When-issued securities (Note 1)

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at March 31, 2001, which are subject to change based on the terms of the security.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at March 31, 2001:
      (as percentage of Market Value)

          Argentina            0.7%           Italy            1.3
          Bermuda              0.5            Luxembourg       0.2
          Brazil               0.9            Mexico           1.3
          Bulgaria             0.3            Netherlands      0.3
          Canada               1.5            Russia           0.9
          Cayman Islands       0.4            Singapore        0.2
          Colombia             0.2            South Korea      0.1
          Germany              6.1            United Kingdom   2.4
          Greece               0.6            United States   80.0
          Indonesia            0.1            Venezuela        0.2
                                              Other            1.8
                                                           -------
                                              Total          100.0%

------------------------------------------------------------------------------
Forward Currency Contracts to Buy at March 31, 2001
(aggregate face value $22,356,428)
                                                                   Unrealized
                                      Aggregate Face  Delivery    Appreciation/
                       Market Value        Value        Date     (Depreciation)
------------------------------------------------------------------------------
Australian Dollars      $    1,132      $    1,167   6/20/2001       $     (35)
Australian Dollars         672,363         693,065   6/12/2001         (20,702)
British Pounds             230,059         235,248   6/20/2001          (5,189)
Canadian Dollar          2,436,026       2,473,424   6/20/2001         (37,398)
Danish Krone               193,651         201,456   6/20/2001          (7,805)
Euro                     9,889,815      10,286,931   6/20/2001        (397,116)
Japanese Yen             7,861,806       8,233,010   6/20/2001        (371,204)
Swedish Krona              182,149         191,434   6/20/2001          (9,285)
Swiss Franc                 40,713          40,693   6/20/2001              20
------------------------------------------------------------------------------
                                                                     $(848,714)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Forward Currency Contracts to Sell at March 31, 2001
(aggregate face value of $29,683,696)
                                      Aggregate Face  Delivery     Unrealized
                       Market Value        Value        Date      Appreciation
------------------------------------------------------------------------------
Australian Dollars     $   336,669     $   339,483   6/12/2001        $  2,814
British Pounds           2,737,136       2,798,372   6/20/2001          61,236
Canadian Dollar          1,958,043       1,987,968   6/20/2001          29,925
Euro                    17,744,919      18,165,335   6/20/2001         420,416
Japanese Yen             5,321,638       5,567,150   6/20/2001         245,512
New Zealand Dollar         793,952         825,388   6/20/2001          31,436
------------------------------------------------------------------------------
                                                                      $791,339
------------------------------------------------------------------------------
Futures Contracts Outstanding at March 31, 2001
                                                                   Unrealized
                                      Aggregate Face Expiration   Appreciation/
                        Total Value        Value        Date     (Depreciation)
------------------------------------------------------------------------------
Euribor 90 days
(Long)                 $10,407,906     $10,345,470      Jun-01         $62,436
Euribor 90 days
(Long)                   2,110,313       2,082,063      Jun-01          28,250
Euro 90 days
(Long)                   2,331,753       2,329,553     Sept-01           2,200
Euro 90 days
(Short)                  2,328,108       2,326,684      Jun-02          (1,424)
Euro 90 days
(Short)                  1,433,850       1,431,124      Jun-01          (2,726)
Euro 90 days
(Long)                   1,433,025       1,429,825      Dec-01           3,200
Japanese
Government Bond
10 year (Long)           1,458,625       1,456,816      Jun-01           1,809
U.S. Treasury
Agency 10 year
(Long)                     444,725         442,100      Jun-01           2,625
U.S. Treasury
Bonds (Short)            1,196,125       1,190,854      Sep-01          (5,271)
U.S. Treasury
Bonds 10 year
(Long)                   1,193,188       1,185,378      Mar-02           7,810
------------------------------------------------------------------------------
                                                                       $98,909
------------------------------------------------------------------------------
Written Options Outstanding at March 31, 2001
(premium received $4,548)
Contract                                            Expiration Date/   Market
Amount                                               Strike Price       Value
------------------------------------------------------------------------------
JPY 200,000,000  Japanese Yen in exchange for GBP  May 01/ JGB 141.5   $4,789
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Swap Contracts Outstanding at March 31, 2001
                                                                   Unrealized
                                         Notional   Termination   Appreciation/
                                          Amount       Date      (Depreciation)
------------------------------------------------------------------------------
Agreement with
Morgan Stanley
dated September
28, 2000 to pay
semiannually the
notional
multiplied by
6.94% and receive
quarterly the
notional amount
multiplied by USD
Three Month
LIBOR.                                  $2,000,000    10/02/01       $(197,964)

Agreement with
Merril Lynch
Capital Services
dated October 27,
2000 to receive
semi-annually the
notional amount
multiplied by
6.74%, and pay
quarterly the
notional amount
multiplied by USD
Three Month
LIBOR.                                   1,600,000    10/31/05         118,613

Agreement with
Credit Suisse
First Boston
dated January 31,
2001 to receive
the notional
amount multiplied
by the return of
the Lehman
Brothers High
Yield Index and
pay the notional
amount multiplied
by USD Three
Month LIBOR,
adjusted by a
specified spread.                        4,999,961    05/02/01         (96,314)

Agreement with
Goldman Sachs &
Co. dated
February 2, 2001
to receive
monthly the
notional amount
multiplied by the
return of the
Lehman Brothers
High Yield Index,
and pay the the
notional amount
multiplied by USD
One Month LIBOR,
adjusted by a
specified spread.                        5,438,205    06/04/01        (127,791)

Agreement with
Goldman Sachs
Capital Markets
dated October 31,
2000 to pay
monthly the
notional amount
multiplied by the
return of the
Lehman High Yield
Index (Long), and
receive the the
notional amount
multiplied by USD
One Month LIBOR,
adjusted by a
specified spread.                        7,440,335    05/02/01        (160,805)

Agreement with
Morgan (J.P.) &
Co., Inc. dated
October 6, 2000
to receive
monthly the
notional amount
multiplied by the
return of the
Lehman Brothers
High Yield Index
and pay the
notional amount
multiplied by USD
One Month LIBOR,
adjusted by a
specified spread.                       12,869,557    07/02/01        (278,258)
------------------------------------------------------------------------------
                                                                     $(742,519)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $219,133,747) (Note 1)    $199,037,041
-------------------------------------------------------------------------------------------
Cash                                                                                231,038
-------------------------------------------------------------------------------------------
Foreign currency (cost $52,974)                                                      43,221
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         3,655,681
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              659,276
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                      556,988
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                             44,620
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                             791,359
-------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)                            41,234
-------------------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                                         118,613
-------------------------------------------------------------------------------------------
Total assets                                                                    205,179,071

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               497,238
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  2,001,261
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          870,095
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        338,919
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           61,796
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        14,209
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,589
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              148,589
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                                848,734
-------------------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                               27,335
-------------------------------------------------------------------------------------------
Written options outstanding at value (premiums received $4,548) (Notes 1 an           4,789
-------------------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                                            861,132
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               25,126
-------------------------------------------------------------------------------------------
Total liabilities                                                                 5,700,812
-------------------------------------------------------------------------------------------
Net assets                                                                     $199,478,259

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $243,616,242
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                        (1,890,509)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                          (21,449,057)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                    (20,798,417)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $199,478,259

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($76,300,893 divided by 11,596,779 shares)                                            $6.58
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $6.58)*                                $6.91
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($110,708,041 divided by 16,806,382 shares)**                                         $6.59
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($6,406,676 divided by 970,700 shares)**                                              $6.60
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($6,062,649 divided by 921,938 shares)                                                $6.58
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $6.58)*                                $6.80
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended March 31, 2001
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                       $ 18,574,097
-------------------------------------------------------------------------------------------
Dividends                                                                           696,016
-------------------------------------------------------------------------------------------
Total investment income                                                          19,270,113

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,378,141
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      547,887
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    13,467
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      6,289
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               183,804
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,102,317
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                59,085
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                33,979
-------------------------------------------------------------------------------------------
Amortization of organizational expenses (Note 1)                                     12,489
-------------------------------------------------------------------------------------------
Other                                                                               143,960
-------------------------------------------------------------------------------------------
Total expenses                                                                    3,481,418
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (63,639)
-------------------------------------------------------------------------------------------
Net expenses                                                                      3,417,779
-------------------------------------------------------------------------------------------
Net investment income                                                            15,852,334
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (5,714,622)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                      (1,959,646)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                      14,072
-------------------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                                        415,575
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                                  788,468
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures contracts,
written options and swap contracts during the year                               (8,416,677)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (14,872,830)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $   979,504
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended March 31
                                                                    ------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $ 15,852,334     $ 17,337,543
--------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign
currency transactions                                                  (7,244,621)     (11,123,551)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
asset and liabilities in foreign currencies                            (7,628,209)      (2,810,597)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                      979,504        3,403,395
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (4,867,774)      (6,691,231)
--------------------------------------------------------------------------------------------------
   Class B                                                             (6,681,013)      (9,569,013)
--------------------------------------------------------------------------------------------------
   Class C                                                               (356,237)        (371,754)
--------------------------------------------------------------------------------------------------
   Class M                                                               (438,564)        (705,545)
--------------------------------------------------------------------------------------------------
  In excess of net investment income
   Class A                                                                     --         (357,587)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --         (511,379)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --          (19,866)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --          (37,705)
--------------------------------------------------------------------------------------------------
  From return of capital
   Class A                                                             (1,752,922)        (248,848)
--------------------------------------------------------------------------------------------------
   Class B                                                             (2,405,883)        (355,873)
--------------------------------------------------------------------------------------------------
   Class C                                                               (128,284)         (13,826)
--------------------------------------------------------------------------------------------------
   Class M                                                               (157,930)         (26,239)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                       8,734,683        8,181,420
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                           (7,074,420)      (7,324,051)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     206,552,679      213,876,730
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income of $1,890,509 and
$2,639,291, respectively)                                            $199,478,259     $206,552,679
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended March 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.12        $7.64        $8.70        $8.34        $8.38
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .58(c)       .61          .60(c)       .65(d)       .63(d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.51)        (.47)        (.97)         .40         (.02)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .07          .14         (.37)        1.05          .61
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.45)        (.61)        (.59)        (.59)        (.63)
-----------------------------------------------------------------------------------------------------
In excess of
net investment income                     --         (.03)          --         (.01)          --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.02)        (.03)        (.02)
-----------------------------------------------------------------------------------------------------
In excess of
net realized gain on investments          --           --           --         (.06)          --
-----------------------------------------------------------------------------------------------------
From return of capital                  (.16)        (.02)        (.08)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.61)        (.66)        (.69)        (.69)        (.65)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.58        $7.12        $7.64        $8.70        $8.34
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  1.14         2.07        (4.33)       13.05         7.36
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $76,301      $76,608      $78,484      $57,016      $39,178
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.32         1.22         1.31         1.26(d)      1.25(d)
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               8.50         8.37         7.43         7.82(d)      7.74(d)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                176.71       187.27       204.50       211.24       169.27
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of approximately $0.01, and $0.01 per share for the years ended March 31, 1998, and 1997, respectively.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended March 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.13        $7.65        $8.70        $8.34        $8.38
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .53(c)       .56          .53(c)       .59(d)       .57(d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.51)        (.47)        (.95)         .40         (.03)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .02          .09         (.42)         .99          .54
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.41)        (.56)        (.54)        (.53)        (.56)
-----------------------------------------------------------------------------------------------------
In excess of
net investment income                     --         (.03)          --         (.01)          --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.02)        (.03)        (.02)
-----------------------------------------------------------------------------------------------------
In excess of
net realized gain on investments          --           --           --         (.06)          --
-----------------------------------------------------------------------------------------------------
From return of capital                  (.15)        (.02)        (.07)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.56)        (.61)        (.63)        (.63)        (.58)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.59        $7.13        $7.65        $8.70        $8.34
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  0.38         1.30        (4.93)       12.20         6.56
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $110,708     $117,090     $124,434      $85,379      $57,052
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               2.07         1.97         2.06         2.01(d)      2.00(d)
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               7.75         7.62         6.67         7.07(d)      6.99(d)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                176.71       187.27       204.50       211.24       169.27
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of approximately $0.01, and $0.01 per share for the years ended March 31, 1998, and 1997, respectively.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                                                 For the
                                                                 period
Per-share                                                     Feb. 1, 1999+
operating performance                   Year ended March       to March 31
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.14        $7.66        $7.77
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income                    .53(c)       .56          .04(c)
---------------------------------------------------------------------------
Net realized and unrealized
loss on investments                     (.51)        (.47)        (.05)
---------------------------------------------------------------------------
Total from
investment operations                    .02          .09         (.01)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.41)        (.56)        (.07)
---------------------------------------------------------------------------
In excess of
net investment income                     --         (.03)          --
---------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.02)
---------------------------------------------------------------------------
From return of capital                  (.15)        (.02)        (.01)
---------------------------------------------------------------------------
Total distributions                     (.56)        (.61)        (.10)
---------------------------------------------------------------------------
Net asset value,
end of period                          $6.60        $7.14        $7.66
---------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  0.37         1.29         (.12)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $6,407       $5,448       $1,957
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               2.07         1.97          .33*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               7.74         7.68          .73*
---------------------------------------------------------------------------
Portfolio turnover (%)                176.71       187.27       204.50
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended March 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.12        $7.64        $8.70        $8.34        $8.38
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .56(c)       .59          .58(c)       .64(d)       .61(d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.50)        (.47)        (.97)         .39         (.03)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .06          .12         (.39)        1.03          .58
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.44)        (.59)        (.57)        (.57)        (.60)
-----------------------------------------------------------------------------------------------------
In excess of
net investment income                     --         (.03)          --         (.01)          --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.02)        (.03)        (.02)
-----------------------------------------------------------------------------------------------------
In excess of
net realized gain on investments          --           --           --         (.06)          --
-----------------------------------------------------------------------------------------------------
Return of capital                       (.16)        (.02)        (.08)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.60)        (.64)        (.67)        (.67)        (.62)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.58        $7.12        $7.64        $8.70        $8.34
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  0.89         1.82        (4.57)       12.76         7.09
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $6,063       $7,407       $9,001       $8,771       $5,802
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.57         1.47         1.56         1.51(d)      1.50(d)
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               8.24         8.11         7.21         7.57(d)      7.48(d)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                176.71       187.27       204.50       211.24       169.27
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of approximately $0.01and $0.01 per share for the years ended March 31, 1998, and 1997, respectively,



NOTES TO FINANCIAL STATEMENTS
March 31, 2001

Note 1
Significant accounting policies

Putnam Strategic Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income consistent with the preservation of capital by investing its assets in debt securities of domestic or foreign issuers, including government and corporate obligations. The fund may also invest in preferred stocks, common stocks, and other equity securities, as well as in cash or money market instruments.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of stepped-coupon bonds is amortized on a yield-to-maturity basis. Securities purchased or sold on a when-issued basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Equity swap contracts The fund may engage in swap agreements, which are arrangements to exchange the return generated by one instrument for the return generated by another instrument. To manage its exposure to equity markets the fund may enter into equity swap agreements, which involve a commitment by one party to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform.

I) Interest rate swap contracts The fund may engage in interest rate swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount. The fund may enter into interest rate swap agreements, to manage the funds exposure to interest rates. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are included as part of interest income. Payments received or made upon early termination are recorded as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or that the counterparty may default on its obligation to perform.

J) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than .01% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

L) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended March 31, 2001, the fund had no borrowings against the line of credit.

M) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At March 31, 2001, the fund had a capital loss carryover of approximately $17,633,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $3,976,000    March 31, 2007
     8,233,000    March 31, 2008
     5,424,000    March 31, 2009

N) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, organization costs, dividends payable, defaulted bond interest, unrealized gains and losses on certain futures contracts, paydown gains and losses on mortgage-backed securities, market discount, interest on payment-in-kind securities, book accretion/amortization adjustment, and swap adjustments. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended March 31, 2001, the fund reclassified $2,759,964 to increase distributions in excess of net investment income and $65,182 to increase paid-in-capital, with a decrease to accumulated net realized loss of $2,694,782. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

O) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $46,575. These expenses have been fully amortized as of March 31, 2001.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended, March 31, 2001, the fund's expenses were reduced by $63,639 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $672 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended March 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $48,206 and $493 from the sale of class A and class M shares, respectively, and received $284,382 and $2,843 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended March 31, 2001, Putnam Retail Management, acting as underwriter received $553 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended March 31, 2001, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $193,149,909 and $206,961,554, respectively. Purchases and sales of U.S. government obligations aggregated $114,723,781 and $121,877,102, respectively.

Written option transactions during the year are summarized as follows:

                                                Contract           Premiums
                                                Amounts            Received
---------------------------------------------------------------------------
Written options
outstanding at
beginning of year                                 $--              $   --
---------------------------------------------------------------------------
Options opened
                                      JPY 200,000,000               4,548
---------------------------------------------------------------------------
Options expired                                    --                  --
---------------------------------------------------------------------------
Options closed                                     --                  --
---------------------------------------------------------------------------
Written options
outstanding at
end of year
                                      JPY 200,000,000              $4,548
---------------------------------------------------------------------------

Note 4
Capital shares

At March 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                                 Year ended March 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,922,828        $ 26,444,566
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  683,404           4,625,524
---------------------------------------------------------------------------
                                             4,606,232          31,070,090

Shares
repurchased                                 (3,768,322)        (25,502,446)
---------------------------------------------------------------------------
Net increase                                   837,910        $  5,567,644
---------------------------------------------------------------------------

                                                 Year ended March 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,284,630        $ 31,634,730
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  661,599           4,832,913
---------------------------------------------------------------------------
                                             4,946,229          36,467,643

Shares
repurchased                                 (4,453,722)        (32,602,658)
---------------------------------------------------------------------------
Net increase                                   492,507        $  3,864,985
---------------------------------------------------------------------------

                                                 Year ended March 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,386,516        $ 29,701,236
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  783,212           5,309,800
---------------------------------------------------------------------------
                                             5,169,728          35,011,036

Shares
repurchased                                 (4,787,522)        (32,490,303)
---------------------------------------------------------------------------
Net increase                                   382,206        $  2,520,733
---------------------------------------------------------------------------

                                                 Year ended March 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,792,496        $ 42,743,561
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  864,448           6,325,671
---------------------------------------------------------------------------
                                             6,656,944          49,069,232

Shares
repurchased                                 (6,501,068)        (47,600,532)
---------------------------------------------------------------------------
Net increase                                   155,876        $  1,468,700
---------------------------------------------------------------------------

                                               Year ended March 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    415,995         $ 2,831,499
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   52,769             356,237
---------------------------------------------------------------------------
                                               468,764           3,187,736

Shares
repurchased                                   (260,995)         (1,755,464)
---------------------------------------------------------------------------
Net increase                                   207,769         $ 1,432,272
---------------------------------------------------------------------------

                                                 Year ended March 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    758,131         $ 5,649,471
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   43,660             318,267
---------------------------------------------------------------------------
                                               801,791           5,967,738

Shares
repurchased                                   (294,530)         (2,148,560)
---------------------------------------------------------------------------
Net increase                                   507,261         $ 3,819,178
---------------------------------------------------------------------------

                                                 Year ended March 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    208,717         $ 1,414,904
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   58,969             399,565
---------------------------------------------------------------------------
                                               267,686           1,814,469

Shares
repurchased                                   (385,997)         (2,600,435)
---------------------------------------------------------------------------
Net decrease                                  (118,311)        $  (785,966)
---------------------------------------------------------------------------

                                                 Year ended March 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    374,400         $ 2,785,979
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   75,447             551,361
---------------------------------------------------------------------------
                                               449,847           3,337,340

Shares
repurchased                                   (587,653)         (4,308,783)
---------------------------------------------------------------------------
Net decrease                                  (137,806)        $  (971,443)
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.

Note 6
Change in Independent
Accountants (unaudited)

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as this funds' independent accountant and voted to appoint KPMG LLP for the fund's fiscal year ended March 31, 2001. During the two previous fiscal years, PricewaterhouseCoopers LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and through July 24, 2000, there were no disagreements between the fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.



FEDERAL TAX INFORMATION
(Unaudited)


For the year ended 2001, a portion of the Fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Kevin Cronin
Vice President

James M. Prusko
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Strategic Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com


AN029-71210 896/2BQ/2BR 5/01